Exhibit 10.1

EXECUTION VERSION

MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (this “Agreement”), dated as of May 3, 2022, which shall become effective on the date of the closing of the Combination (as defined below, such date, the “Effective Date”), is by and between ZelnickMedia Corporation, a New York corporation (“ZelnickMedia”), and Take-Two Interactive Software, Inc., a Delaware corporation (the “Company”).

WHEREAS, on January 9, 2022, the Company, Zebra MS I, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company, Zebra MS II, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company and Zynga Inc. entered in an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”);

WHEREAS, the Company desires to continue to receive financial and management consulting services from ZelnickMedia from and after the closing of the transactions contemplated by the Merger Agreement (such transactions, the “Combination”);

WHEREAS, ZelnickMedia desires to continue to provide financial and management consulting services to the Company and the compensation arrangements set forth in this Agreement are designed to compensate ZelnickMedia for such services;

WHEREAS, ZelnickMedia and the Company are parties to that certain Management Agreement, dated as of November 17, 2017, and effective as of January 1, 2018, by and between ZelnickMedia and the Company (the “2017 Agreement”), which sets forth the terms of the existing management services agreement between ZelnickMedia and the Company;

WHEREAS, ZelnickMedia and the Company desire to supersede and replace the 2017 Agreement in its entirety (except as otherwise expressly contemplated herein and therein and thereunder), effective as of the Effective Date; and

WHEREAS, until the Effective Date, the Company and ZelnickMedia will continue to abide by and operate under the terms and conditions of the 2017 Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective agreements hereinafter set forth, and the mutual benefits to be derived herefrom, ZelnickMedia and the Company agree as follows:

1.    Engagement. The Company hereby engages ZelnickMedia as its financial and management consultant, and ZelnickMedia hereby agrees to provide financial and management consulting services to the Company, all on the terms and subject to the conditions set forth below.

2.    Services of ZelnickMedia. ZelnickMedia hereby agrees during the term of this engagement to consult with the board of directors (the “Board”) and management of the Company and its subsidiaries in such manner and on such business, financial and operational matters as may be reasonably requested from time to time by the Board, including but not limited to:

(i)    oversee and supervise the operations of the Company and its subsidiaries in accordance with policies established by the Board and usual and customary standards of efficient operation and maintenance;

(ii)    assist in the preparation of operating budgets and business plans;

(iii)    advise and assist the Company and its subsidiaries regarding their corporate and financial structure;

(iv)    advise and assist the Company and its subsidiaries in formulating long-term business strategies;

(v)    assist the Company in recruiting senior management;

(vi)    advise and assist the Company in securing equity and/or debt financing and negotiating and structuring the terms of such financing;

(vii)    assist the Company and its subsidiaries with mergers and acquisitions with, and of, third party entities;

(viii)    advise and assist the Company in evaluating potential sale or exit opportunities, structuring and negotiating a sale of the Company, or leveraged recapitalization;

(ix)    provide consulting services in connection with the business and operations of the Company as requested by the Board; and

(x)    respond to Board requests concerning, and perform any other management services incidental to, the foregoing, or any other management or advisory services reasonably requested by the Board from time to time and to which ZelnickMedia agrees (such agreement not to be unreasonably withheld, conditioned or delayed).

3.    Personnel.

(i)    ZelnickMedia shall provide and devote to the performance of this Agreement such employees, agents and representatives of ZelnickMedia, and for such time, as ZelnickMedia shall deem appropriate for the furnishing of the services required hereunder. Notwithstanding the generality of the foregoing, it is agreed that in the performance of its duties hereunder, subject to Section 3(ii) below, ZelnickMedia shall make available the following individuals to provide the described services:

(A)    during the term of this Agreement, Strauss Zelnick shall serve as the Executive Chairman of the Board and Chief Executive Officer of the Company, and shall devote a sufficient amount of his business time to the performance of his duties during the term of this Agreement, consistent with past practice;

(B)    Karl Slatoff shall serve as President of the Company pursuant to the employment agreement by and between the Company and Mr. Slatoff, dated as of February 14, 2008, and as amended from time to time by mutual agreement of the Company and Mr. Slatoff; and

(C)    other ZelnickMedia personnel, as appropriate, shall provide services and serve as consultants to the Company on a project-by-project, as-needed basis.

(ii)    In the event that Mr. Zelnick, Mr. Slatoff or any other employee of ZelnickMedia acting in an executive capacity for the Company is unable or unavailable to serve in the applicable capacities set forth in Section 3(i) above, ZelnickMedia shall provide a qualified individual to serve in such capacity, who must be reasonably satisfactory to the Board. If ZelnickMedia does not provide a qualified replacement reasonably acceptable to the Board within a reasonable period of time, the Company may fill such position with a person not affiliated with ZelnickMedia and deduct the costs of such person’s compensation (including cash and equity compensation) from ZelnickMedia’s compensation under this Agreement; provided, however, that such costs shall not be deducted from ZelnickMedia’s compensation hereunder if Mr. Zelnick, Mr. Slatoff or such other employee of ZelnickMedia, as applicable, is terminated by the Company without Cause or resigns for Good Reason (in the case of Mr. Zelnick, each as defined in Section 8 of this Agreement, or, in the case of Mr. Slatoff or any other employee of ZelnickMedia, each as defined in such person’s employment or consulting agreement with the Company); provided further, however, that (A) in no event shall any termination by the Company without Cause or resignation by an individual for Good Reason caused by any action or inaction taken not in good faith by ZelnickMedia, Mr. Zelnick, Mr. Slatoff or any other individual appointed by ZelnickMedia pursuant to Section 3(i) for the purpose of giving rise to such a termination by the Company without Cause or a resignation by an individual for Good Reason, be deemed a termination of such individual’s employment by the Company without Cause or a resignation by such individual for Good Reason, as applicable, in either case for purposes of this Section 3(ii), and (B) no more than 60% of the cash and equity compensation payable to ZelnickMedia hereunder shall be deducted if the Company replaces Mr. Zelnick in accordance with this Section 3(ii) and no more than 40% of the cash and equity compensation payable to ZelnickMedia hereunder shall be deducted if the Company replaces Mr. Slatoff in accordance with this Section 3(ii). The Compensation Committee of the Board (the “Committee”) shall reasonably and in good faith determine the value of the equity awarded to such replacement person and the appropriate deductions from the cash and equity compensation payable to ZelnickMedia (including the Management Fee and Annual Bonus and the equity awards pursuant to Section 6 below); provided, however, that, except as provided in Section 8 or Section 24 hereof, in no event shall ZelnickMedia be required to forfeit any cash compensation paid to ZelnickMedia or any vested equity awards, whether granted pursuant to Section 6 below or otherwise.

4.    Management Fee. In consideration for the services to be provided by ZelnickMedia hereunder, the Company shall, commencing on the Effective Date, pay to ZelnickMedia a management fee of $3,300,000 per annum during the term of this Agreement (the “Management Fee”) payable on the first day of each month during the term of this Agreement in equal monthly installments of $275,000.00 in immediately available funds. The Management Fee shall not be decreased during the term of this Agreement.

5.    Annual Bonus. In addition to the Management Fee, ZelnickMedia shall have an annual bonus opportunity subject to performance goals (the “Annual Bonus”) for each of the fiscal years of the Company ending March 31, 2023 (“Fiscal 2023”), March 31, 2024, March 31, 2025, March 31, 2026, March 31, 2027, March 31, 2028 and March 31, 2029 (each, an “Applicable Fiscal Year” and collectively the “Applicable Fiscal Years”). The target annual bonus opportunity for each Applicable Fiscal Year (other than for the 2022 Portion of Fiscal 2023 (as defined below)) has been set at 200% of the Management Fee, or $6,600,000 per annum (the “Target Bonus Amount”). With respect to Fiscal 2023, the Annual Bonus for the period from April 1, 2022 to and including the Effective Date (the “2022 Portion of Fiscal 2023”) will be determined in accordance with the terms and conditions of Section 5 of the 2017 Agreement and the Annual Bonus for the period following the Effective Date to March 31, 2023 will be determined in accordance with this Section 5, in each case, based on Fiscal 2023 performance. The actual amount of the Annual Bonus shall be determined reasonably and in good faith by the Committee with respect to each Applicable Fiscal Year subject to the terms set forth herein, and shall be paid on the same date that the Company pays its officers and employees their annual bonus for the Applicable Fiscal Year, but in all events in the fiscal year immediately following the Applicable Fiscal Year to which the Annual Bonus relates and within seventy-five (75) days following the end of the Applicable Fiscal Year, as follows:

(i)    In the event actual results in an Applicable Fiscal Year (or portion thereof) are less than 80% of the Target (as defined below), the Annual Bonus shall be zero.

(ii)    In the event actual results in an Applicable Fiscal Year (or portion thereof) are equal to or greater than 80% of the Target but less than 100% of the Target, the Annual Bonus shall be between zero and the Target Bonus Amount, pro-rated on a straight-line basis between such amounts based upon the actual percentage of the Target achieved.

(iii)    In the event actual results in an Applicable Fiscal Year (or portion thereof) are equal to or greater than 100% of the Target but less than 120% of the Target, the Annual Bonus shall be between the Target Bonus Amount and $9,428,572 (the “120% Bonus Amount”), prorated on a straight-line basis between the Target Bonus Amount and the 120% Bonus Amount based upon the actual percentage of the Target achieved.

(iv)    In the event actual results in an Applicable Fiscal Year (or portion thereof) are equal to or greater than 120% of the Target but less than 150% of the Target, the Annual Bonus shall be between the 120% Bonus Amount and $13,200,000 (the “Maximum Bonus Amount”), prorated on a straight-line basis between 120% Bonus Amount and the Maximum Bonus Amount based upon the actual percentage of the Target achieved.

(v)    In the event actual results in an Applicable Fiscal Year (or portion thereof) are equal to or greater than 150% of the Target, the Annual Bonus shall be the Maximum Bonus Amount.

For illustration, the following table sets forth the amount of Annual Bonus that would be payable to ZelnickMedia for each 10% increment of achievement of the Target:

Percentage of Target Obtained	Amount of Annual Bonus
80%	Zero
90%	$3,300,000
100%	$6,600,000
110%	$8,014,286
120%	$9,428,572
130%	$10,685,714
140%	$11,942.858
150%	$13,200,000

The term “Target” shall mean budgeted adjusted EBITDA of the Company (or other measurement of financial, ESG or other similar performance criteria reasonably determined by the members of the Board (excluding any member of the Board who is a shareholder, affiliate, member and/or partner of ZelnickMedia), on the one hand, and ZelnickMedia, on the other hand, with respect to an Applicable Fiscal Year), determined within 30 days of the beginning of that Applicable Fiscal Year by mutual agreement of the Company and ZelnickMedia, each acting reasonably and in good faith, and measured without giving effect to any payments under this Agreement.

For purposes of this Agreement, if budgeted adjusted EBITDA is used as the Target, the term “EBITDA” shall be calculated consistent with the Company’s past practices and on the same basis as utilized by the Company for other employee compensation purposes; and actual adjusted EBITDA with respect to each Applicable Fiscal Year shall be calculated by the Company acting reasonably and in good faith, after meaningful consultation with ZelnickMedia, in the same manner as the budgeted adjusted EBITDA for such Applicable Fiscal Year.

The Committee shall, acting reasonably and in good faith, after meaningful consultation with ZelnickMedia, make such adjustments to the calculation of actual or budgeted adjusted EBITDA as it deems equitable in the event the circumstances upon which budgeted adjusted EBITDA is initially calculated change during any Applicable Fiscal Year. If requested by the Company, ZelnickMedia shall discuss with the Company in good faith whether any adjustments are necessary for the Annual Bonus and any equity awards granted under the Grant Agreements to achieve beneficial tax treatment for the parties.

6.    Company Equity.

(i)    Equity Awards. On the Annual Grant Date (as defined below), ZelnickMedia (or upon three (3) days prior written notice of ZelnickMedia to the Company, an affiliate or partner of ZelnickMedia that agrees to be bound by the provisions of this Section 6), shall be entitled to receive (a) that number of time-based restricted stock units of the Company as is determined by dividing $ 4,618,519 by the Annual Grant Price (as defined below) and that number of performance-based restricted stock units of the Company as is determined by dividing $ 9,237,037 by the Annual Grant Price, pursuant to and in accordance with the terms and conditions of the agreement attached as Exhibit A hereto (the “Transition Period Grant Agreement (2 Year Cliff Vest)”), (b) that number of time-based restricted stock units of the Company as is determined by dividing $ 5,055,556 by the Annual Grant Price and that number of performance-based restricted stock units of the Company as is determined by dividing $ 10,111,111 by the Annual Grant Price, pursuant to and in accordance with the terms and conditions of the agreement attached as Exhibit B hereto (the “Transition Period Grant Agreement (3 Year Cliff Vest)”), and (c) that number of time-based restricted stock units of the Company as is determined by dividing $6,866,667 by the Annual Grant Price and that number of performance-based restricted stock units of the Company as is determined by dividing $13,733,333 by the Annual Grant Price, pursuant to and in accordance with the terms and conditions of the agreement attached as Exhibit C hereto (the “New Grant Agreement” and together with the Transition Period Grant Agreement (2 Year Cliff Vest) and the Transition Period Grant Agreement (3 Year Cliff Vest), the “2022 Grant Agreements”). The equity awards to be granted pursuant to the foregoing clauses (a), (b) and (c) are referred to herein as the “Equity Awards.” The 2022 Grant Agreements, together with (A) any grant agreements entered into with respect to additional grants by the Company in accordance with this Section 6, and (B) the grant agreements relating to the restricted stock units described in Section 6 of the 2017 Agreement, shall be referred to collectively as the “Grant Agreements.” Following the grants on the Annual Grant Date contemplated by this Section 6(i), additional equity awards may be granted, in amounts determined at the discretion of the Committee in accordance with Section 3 hereof, to ZelnickMedia (or an affiliate or partner thereof in accordance with this Section 6) annually on the same date that the Company makes annual equity grants to its executive officers that are not designated by ZelnickMedia. For purposes hereof, “Annual Grant Date” shall mean the date that the Company makes its fiscal 2023 annual grant of restricted stock units to its officers and employees but in no event shall such date be later than June 30, 2022 and “Annual Grant Price” shall mean the price per share of Company common stock used to calculate the number of restricted stock units granted to the Company’s officers and employees on the Annual Grant Date (and if the Company does not make the fiscal 2023 annual grant of restricted stock units to the Company’s officers and employees prior to June 30, 2022, then it shall mean the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior June 30, 2022).

(ii)    Stock Ownership Requirement – 6X Management Fee. Until the earlier of (A) March 31, 2029, (B) a Change in Control (as defined below) or (C) the termination of this Agreement pursuant to Section 8 below, ZelnickMedia shall not, and shall cause each Subject Person (as defined below) to agree in writing not to, sell or otherwise dispose of (other than, upon not less than three (3) days’ prior written notice to the Company, to a Subject Person that agrees to be bound by the provisions of this Section 6) any shares of the Company’s common stock if, after giving effect to such proposed sale or other disposition, the shares of Company common stock (including restricted stock and restricted stock units, but excluding any unvested restricted stock or restricted stock units that remain subject to performance-based vesting) owned by ZelnickMedia and each Subject Person in the aggregate (collectively, “Applicable Shares”), as of the trading day immediately preceding the date of the proposed sale or disposition, would have a Market Value (as defined below) less than six times (6X) the Management Fee; provided, however, that the foregoing shall not limit the right of ZelnickMedia and/or the Subject Persons to sell or otherwise dispose of that number of shares of common stock of the Company necessary to satisfy any taxes imposed on ZelnickMedia or such Subject Person as a result of the exercise of options, vesting of restricted stock or restricted stock units, or in connection with the transfer by ZelnickMedia to a Subject Person of any Applicable Shares in accordance with this paragraph.

For purposes of this Agreement, (A) the term “Subject Person” shall mean shareholders, partners, members, employees and other affiliates of ZelnickMedia who hold any Applicable Shares, including any person to whom any Applicable Shares were transferred in accordance with this Section 6(ii) and (B) “Market Value” of a number of shares of the Company’s common stock shall equal the number of shares of common stock multiplied by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period ending on the day as of which Market Value is being determined (which, in the case of a sale or other disposition, shall be the trading day immediately preceding the date of such sale or other disposition).

(iii)    Securities Trading Policy. ZelnickMedia hereby acknowledges the Company’s “Securities Trading Policy” (as in effect from time to time, the “Trading Policy”) and shall, and shall cause its Subject Persons who own Applicable Shares, and shall use commercially reasonable efforts to cause its employees (including by making compliance a condition to the employees’ continued employment), to comply at all times with the Trading Policy as if such Persons (as defined below) were executive officers of the Company under the terms of the Trading Policy.

(iv)    Allocation of Compensation. In order to ensure that the persons providing services under this Agreement are properly incentivized, ZelnickMedia covenants and agrees that the aggregate compensation payable to ZelnickMedia or any person providing services on its behalf hereunder (whether in the form of Management Fee, Annual Bonus or Equity Awards) shall only be paid, payable or otherwise conveyed (directly or indirectly), whether by the Company, ZelnickMedia or otherwise, such that (A) no more than 60% of such aggregate compensation shall be received by or conveyed to Mr. Zelnick (or such other employee of ZelnickMedia that serves as Executive Chairman and Chief Executive Officer of the Company in accordance with Section 3(ii)) and (B) no more than 40% of such aggregate compensation shall be received by or conveyed to Mr. Slatoff (or such other employee of ZelnickMedia that serves as President of the Company in accordance with Section 3(ii)).

7.    Expenses. The Company shall (i) promptly reimburse ZelnickMedia for all reasonable out-of-pocket fees and expenses as have been or may be incurred (before or after the date of this Agreement) by ZelnickMedia, its partners, shareholders, members, officers, employees, affiliates, counsel, agents and representatives in connection with ZelnickMedia’s engagement hereunder and the rendering of services hereunder (including, but not limited to, attorneys’ fees in connection with the negotiation and performance of this Agreement and fees and expenses incurred in attending Company-related meetings) and (ii) reimburse ZelnickMedia for all travel expenses in accordance with the Company’s “Travel and Entertainment Policy”. The Company shall reimburse ZelnickMedia for all reasonable and documented attorneys’ fees incurred by ZelnickMedia in connection with the negotiation of this Agreement as soon as practicable after the date hereof.

8.    Term. This Agreement will continue from the Effective Date through March 31, 2029 (the “Initial Term”), unless earlier terminated by either ZelnickMedia or the Company in accordance with this Section 8. In the event the closing of the Combination does not occur, this Agreement shall not become effective and the 2017 Agreement shall remain in full force and effect in accordance with its terms and conditions. Following the Effective Date, this Agreement may be terminated immediately by the Company for Cause (as defined below) or by ZelnickMedia for Good Reason (as defined below), and may be terminated by the Company without Cause or by ZelnickMedia without Good Reason, in each case upon 30 days’ written notice (which requirement for written notice will be waived following a Change in Control). If this Agreement is terminated by the Company or ZelnickMedia prior to March 31, 2029, ZelnickMedia will be entitled to the following: (a) if this Agreement is terminated by the Company for Cause or by ZelnickMedia without Good Reason, all unvested equity granted under the Grant Agreements shall be forfeited for no consideration and ZelnickMedia shall be paid on the date of termination (i) the earned but unpaid portion of the Management Fee and (ii) any accrued but unpaid Annual Bonus for a completed fiscal year, and ZelnickMedia and/or any Subject Persons, as applicable, shall retain the vested portion of all equity granted pursuant to the Grant Agreements; (b) if this Agreement is terminated by the Company without Cause or by ZelnickMedia for Good Reason (whether before or after a Change in Control), (i) ZelnickMedia shall be paid on the date of termination (x) the earned but unpaid portion of the Management Fee, (y) any accrued but unpaid Annual Bonus for a completed fiscal year, and (z) three times (3X) the sum of (A) the Management Fee plus (B) the Target Bonus Amount; (ii) all unvested time-based restricted stock units granted pursuant to the Grant Agreements shall vest; and (iii) all performance-based restricted stock units granted pursuant to the Grant Agreements will vest in accordance with the terms of the applicable Grant Agreement, provided that the vesting of any such performance-based restricted stock units granted on or following the Annual Grant Date shall be determined based on the assumption that the applicable performance measure was achieved at the target level of performance for the applicable performance period or, prior to a Change in Control, based on the actual level of performance achieved for each applicable performance measure as of the date of termination. Notwithstanding anything to the contrary contained in this Agreement, if the parties fail to enter into a new agreement with respect to services by ZelnickMedia provided hereunder on substantially similar terms in the aggregate upon the expiration of the Initial Term or otherwise agree to extend the Initial Term, all unvested time-based restricted stock units granted pursuant to the Grant Agreements shall vest, and all performance-based restricted stock units granted pursuant to the Grant Agreements shall vest in accordance with the terms of the applicable Grant Agreement upon such expiration; provided that the vesting of any such performance-based restricted stock units granted on or following the Annual Grant Date shall be determined based on the assumption that the applicable performance measure was achieved at the target level of performance for the applicable performance period or, prior to a Change in Control, based on the actual level of performance achieved for each applicable performance measure as of such vesting date. Upon a Change in Control, (i) this Agreement shall not terminate, and any termination of this Agreement (which, if done by the Company for any reason other than for Cause, shall be deemed a termination of this Agreement by the Company without Cause) shall only be in accordance with this Section 8, and (ii) all unvested restricted stock units granted pursuant to the Grant Agreements (including time-based and performance-based restricted stock units) will vest in accordance with the terms of the applicable Grant Agreement; provided, that (a) the vesting of any such restricted stock units granted on or following the Annual Grant Date shall occur upon the earlier of (x) a termination of this Agreement by the Company without Cause or by ZelnickMedia for Good Reason or (y) the second anniversary of the date such awards were granted pursuant to the Grant Agreements (irrespective of whether this Agreement has been terminated for any reason after such date) and (b) the vesting of any such performance-based restricted stock units granted on or following the Annual Grant Date shall be determined based on the assumption that the applicable performance measure was achieved at the target level of performance for the applicable performance period.

“Cause” means (a) the conviction of, or a plea of guilty or nolo contendere by any of the individuals provided by ZelnickMedia to serve in the positions set forth in Section 3(i)(A)-(B) (which positions are currently filled by Strauss Zelnick or Karl Slatoff, respectively) of any felonious criminal act (other than traffic-related offenses or as a result of vicarious liability), (b) fraud, or (c) any act or omission involving malfeasance or gross negligence by ZelnickMedia in the performance of its obligations hereunder, in the case of each of clauses (b) through (c) above, that relates to and damages the Company and, if capable of being cured so that the Company is not materially damaged, is not so cured within 15 days after receipt by ZelnickMedia of written notice thereof.

“Good Reason” means (a) a condition that materially impairs the ability of ZelnickMedia, Strauss Zelnick, Karl Slatoff or any other individual appointed by ZelnickMedia pursuant to Section 3(i)(A)-(B) (other than a condition solely created by ZelnickMedia or such individuals) to perform their respective duties or responsibilities, as applicable, as contemplated herein, (b) assigning Strauss Zelnick, Karl Slatoff or any other individual appointed by ZelnickMedia pursuant to Section 3(i)(A)-(B) duties materially inconsistent with their respective positions (including status, offices, titles and reporting requirements), authorities or responsibilities or any other action by the Company which results in a material diminution of their respective positions, authorities, duties or responsibilities (and in making this determination with respect to Mr. Zelnick, factors may include Mr. Zelnick ceasing to be the most senior executive in any controlled group containing the Company), (c) the failure by the Company to perform any of its material obligations under this Agreement or (d) the requirement that ZelnickMedia’s place of service be located outside a 30-mile radius of New York City, NY; provided, however, that in each case, ZelnickMedia provides not less than 30 days’ written notice to the Company (within 60 days of ZelnickMedia, Strauss Zelnick, Karl Slatoff or any other individual appointed by ZelnickMedia pursuant to Section 3(i)(A)-(B) becoming aware of the initial existence of the facts or circumstances constituting Good Reason) of its intention to terminate this Agreement for Good Reason, such notice to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Good Reason is based, and such termination shall be effective at the expiration of such 30 day notice period only if the Company has not fully cured such act or acts or failure or failures to act that give rise to Good Reason during such period.

A “Change in Control” means any transaction or occurrence (or series of related transactions or occurrences) which results at any time in any of (i) a sale of all or substantially all of the consolidated assets of the Company and of its subsidiaries, or a consolidation, reorganization, merger, or other business combination of the Company with or into, any other Person (as defined below) if, after such transaction the stockholders of the Company immediately prior to such transaction beneficially hold, directly or indirectly, less than a majority of the outstanding voting units of the purchasing or surviving parent entity in such transaction, on a fully diluted basis, (ii) a change in the majority of the members of the Board to Persons who were neither (x) nominated or appointed by the current Board nor (y) nominated or appointed by directors so nominated or appointed, or (iii) an acquisition by any individual, general partnership, limited partnership, limited liability company, corporation, trust, estate, real estate investment trust association or any other entity (each, a “Person”) or group of Persons (other than the Company or any subsidiary of the Company or any of their affiliates) of the outstanding securities of the Company in a transaction or series of transactions, if immediately thereafter such acquiring Person or group has, or would have, beneficial ownership of more than fifty percent (50%) of the combined equity interests or voting power of the Company; provided that mere formation of a group will not itself constitute a Change in Control. A Change in Control shall be deemed to occur as of the effective date of the first event, action or transaction leading to one of the results described above.

As the parties hereto do not intend that actions taken by ZelnickMedia or any of its employees, shareholders, members, partners or other affiliates could give rise to a right on the part of ZelnickMedia to terminate this Agreement for Good Reason, the Company and ZelnickMedia hereby agree that, in no event shall any conduct or actions undertaken by ZelnickMedia or any of its employees, shareholders, members, partners or other affiliates, or any failure by such persons to act, give rise to or constitute Good Reason hereunder or, to the extent that such conduct, actions, or failure to act results in a termination of this Agreement, be deemed a termination of this Agreement by the Company without Cause.

No termination of this Agreement shall affect the Company’s obligations with respect to any and all reasonable fees, costs and expenses incurred by ZelnickMedia in rendering services hereunder and not reimbursed by the Company as of the effective date of such termination or the Company’s indemnification and contribution obligations.

9.    Confidentiality; Non-Solicitation. ZelnickMedia shall not at any time during or after the term of this Agreement, directly or indirectly, except as in good faith deemed necessary or desirable to perform any of its obligations hereunder, to defend its own rights or as required by applicable law or legal process, disclose or use for its own benefit or purposes or the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than the Company and any of its subsidiaries or affiliates, any trade secrets, information, data, or other information, including, without limitation, relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans, or the business and affairs of the Company, or of any subsidiary or affiliate of the Company; provided, that the foregoing shall not apply to information which is generally known to the industry or the public (other than as a result of ZelnickMedia’s breach of this covenant) or information not obtained in connection with ZelnickMedia’s performance of its obligations under this Agreement. ZelnickMedia agrees that upon termination of this Agreement, upon the Company’s request, it shall immediately return to the Company all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company and its affiliates, except that ZelnickMedia may retain such personal notes, notebooks and diaries that do not contain confidential information of the type described above. For a period beginning on the date of this Agreement and ending one year after the date of termination of this Agreement, except in the event this Agreement is terminated by the Company without Cause or by ZelnickMedia for Good Reason, ZelnickMedia shall not in any capacity, either individually or in association with others, employ or solicit for employment (other than in any general solicitation) any person who is an employee of the Company or its affiliates at the level of vice president or higher immediately prior to such employment or during such solicitation.

10.    Liability. Neither ZelnickMedia nor any of its affiliates, directors, officers, employees, counsel, agents or representatives shall be liable to the Company or its subsidiaries or affiliates for any loss, claim, liability, damage or expense arising out of or in connection with the performance of services contemplated by this Agreement, other than any loss, claim, liability, damage or expense to the extent determined by the final judgment of a court of competent jurisdiction to have been caused from the gross negligence, fraud, bad faith or willful misfeasance of ZelnickMedia or its affiliates.

11.    Indemnification; D&O Insurance. To the fullest extent permitted by applicable law, the Company shall indemnify and hold harmless ZelnickMedia and its affiliates, and each of their respective members, managers, directors, officers, employees, counsel, agents, representatives, contractors and affiliates (each such individual or entity to be referred to hereinafter as an “Indemnified Person”), from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, whether or not involving a third party, to which an Indemnified Person may be subject, insofar as such loss, claim, damage, liability or action relates to, arises out of or results from any Covered Event (as such term is defined below) or alleged Covered Event, and will reimburse such Indemnified Person upon request for all expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by such Indemnified Person in connection with investigating, defending or preparing to defend against any such loss, claim, damage, liability or action, as such expenses are incurred or paid. The term “Covered Event” shall mean (a) any action taken, or services performed, by an Indemnified Person, related to or consistent with the terms of this Agreement, the 2017 Agreement, the 2014 Agreement, the 2011 Agreement or the Original Agreement (the terms “2014 Agreement,” “2011 Agreement” and “Original Agreement” shall have the meanings ascribed in the 2017 Agreement), or (b) any action taken, or omitted to be taken, by the Company or any of its managers, directors, officers, employees, agents or affiliates, in connection with any matter in which an Indemnified Person has been involved pursuant to this Agreement, the 2017 Agreement, the 2014 Agreement, the 2011 Agreement or the Original Agreement; provided, that the term “Covered Event,” with respect to an Indemnified Person, shall exclude any loss, claim, damage, liability or expense to the extent determined by the final judgment of a court of competent jurisdiction to have been caused from the gross negligence, fraud, bad faith or willful misfeasance of such Indemnified Person or any affiliate thereof. The Company shall cover the designees of ZelnickMedia under directors’ and officers’ liability insurance both during and, while potential liability exists, after the term of this Agreement in amounts reasonably requested by ZelnickMedia.

12.    Independent Contractor. ZelnickMedia and the Company agree that ZelnickMedia shall perform services hereunder as an independent contractor, retaining control and direction over and responsibility for its own operations and personnel. Neither ZelnickMedia nor their directors, officers or employees shall be considered employees or agents of the Company or its subsidiaries as a result of this Agreement nor shall any of them have authority to contract in the name of or bind the Company, except as expressly agreed to in writing by the Company, including as provided in this Agreement.

13.    Notices. Any notice, report or payment required or permitted to be given or made under this Agreement by one party to the other shall be deemed to have been duly given or made if personally delivered or, if mailed, when mailed by registered or certified mail, postage prepaid, to the other party at the following addresses (or at such other address as shall be given in writing by one party to the other):

If to ZelnickMedia:

ZelnickMedia Corporation

110 East 59th Street, 24th Floor

New York, NY 10022

Telephone: (212) 223-1383

Attention: Strauss Zelnick

with a copy to (which shall not constitute notice):

Sidley Austin LLP

1999 Avenue of the Stars, 17th Floor

Los Angeles, CA 90067

Telephone: (310) 595-9525

Attention: Daniel Clivner

If to the Company:

Take-Two Interactive Software, Inc.

110 West 44th Street

New York, NY 10036

Telephone: (646) 536-3001

Attention: Chief Legal Officer

with a copy to (which shall not constitute notice):

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Telephone: (212) 728-8129

Attention: Adam Turteltaub

14.    Entire Agreement; Modification. Effective as of the Effective Date, this Agreement and the Grant Agreements shall (a) contain the complete and entire understanding and agreement of ZelnickMedia and the Company with respect to the subject matter hereof; and (b) supersede all prior and contemporaneous understandings, conditions and agreements, oral or written, express or implied, respecting the engagement of ZelnickMedia in connection with the subject matter hereof, including the 2017 Agreement, the 2014 Agreement, the 2011 Agreement and the Original Agreement; provided that, notwithstanding the foregoing, (i) with respect to Fiscal 2023, the Annual Bonus for the period from April 1, 2022 to the Effective Date shall be determined in accordance with Section 5 of the 2017 Agreement based on Fiscal 2023 performance, (ii) Section 23 (Registration Statement) of the 2017 Agreement shall survive the execution of this Agreement and (iii) to the extent expressly provided therein, each of the grant agreements attached as Exhibit A to the 2017 Agreement relating to the restricted stock units described in Section 6 of the 2017 Agreement shall remain in full force and effect in accordance with the terms thereof and shall not be superseded by this Agreement or by the 2022 Grant Agreements, including without limitation with respect to the grant, vesting or termination of any equity awards contemplated therein. This Agreement may be amended or modified, or any of the terms, covenants or conditions hereof may be waived, only by a written instrument executed by ZelnickMedia and the Company, or in the case of a waiver, by the party or parties waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term or covenant contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as a further or continuing waiver of any such condition, or the breach of any other provision, term or covenant of this Agreement.

15.    Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach of that provision or any other provision hereof.

16.    Assignment. ZelnickMedia may assign its rights or obligations under this Agreement only with the express written consent of the Company, such consent not to be unreasonably withheld. The Company may not assign its rights or obligations under this Agreement. The Company hereby agrees to the assignment by ZelnickMedia of all of its rights and obligations under this Agreement to ZM Capital Advisors, LLC, a Delaware limited liability company (“ZM Capital”) or ZMC Advisors, LLC, a Delaware limited liability company (“ZMC Advisors”); provided, however, that ZelnickMedia shall remain liable for all of the obligations hereunder and under this Agreement. In the event ZelnickMedia elects to effect such assignment to ZM Capital or ZMC Advisors, it shall cause ZM Capital or ZMC Advisors, as the case may be, to execute a joinder agreement to this Agreement in form and substance reasonably acceptable to the Company.

17.    Successors. This Agreement and all the obligations and benefits hereunder shall inure to the successors and permitted assigns of the parties.

18.    Failure to Pay. If for any reason the Company does not pay the Management Fee, Annual Bonus or any other amount due under this Agreement when due, then such amount shall accrue interest at a rate of 1% per month and shall continue to be payable and shall be paid by the Company as soon as it can be paid. The preceding sentence shall not limit any other remedies of ZelnickMedia in the event amounts are not paid when due.

19.    Counterparts. This Agreement may be executed and delivered by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and both of which taken together shall constitute one and the same agreement.

20.    Choice of Law. This Agreement and any dispute arising hereunder shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party consents to the in personam jurisdiction of the Court of Chancery or other courts of the State of Delaware and the United States District Court located in the State of Delaware in connection with any claim or dispute arising under or in connection with this Agreement.

21.    Severability. If any provision of this Agreement is or becomes illegal, invalid or unenforceable under any law or regulation of any jurisdiction, it shall, as to such jurisdiction, be deemed modified to the least degree necessary to conform to the requirements of such law or regulation, or if for any reason it is not deemed so modified, it shall be illegal, invalid or unenforceable only to the extent set forth in the law or regulation without affecting the legality, validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement.

22.    Section 409A. Notwithstanding anything to the contrary contained in this Agreement, in the event that one or more payments under this Agreement are subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and would cause ZelnickMedia to incur any additional tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, the Company shall, at no additional cost to the Company, after consulting with ZelnickMedia and receiving ZelnickMedia’s approval, reform and appropriately adjust such provision; provided that the Company agrees to maintain, to the maximum extent practicable without any such additional cost to the Company, the original intent and economic benefit to ZelnickMedia of the applicable provision without violating the provisions of Section 409A of the Code.

23.    Registration Statement. Subject to reasonable blackout periods and the receipt of necessary information from ZelnickMedia (or any Subject Person, if applicable) for inclusion in such filing, the Company shall, at any time following the first anniversary of the date hereof and within 45 days following the written request of ZelnickMedia, file a registration statement on Form S-3 (or any applicable successor registration form) (the “Registration Statement”) covering the shares of the common stock granted to ZelnickMedia pursuant to the 2022 Grant Agreements and any grant agreements entered into with respect to additional grants by the Company in accordance with Section 6. Subject to reasonable blackout periods, the Company shall use its reasonable best efforts to prepare and file with the Securities and Exchange Commission (“SEC”) such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective and free from any material misstatement or omission to state a material fact until such time as all such shares of common stock have been sold pursuant to a registration statement or are otherwise freely tradable.

24.    Dodd-Frank. ZelnickMedia hereby acknowledges (i) the section in the Company’s Corporate Governance Guidelines entitled “Recovery of Improperly-Awarded Incentive Compensation”, a copy of which is attached hereto as Annex A (the “Clawback Policy”) and (ii) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), which requires that the SEC, by rule, direct the national securities exchanges and national securities associates to prohibit the listing of any security of an issuer that fails to implement a “clawback” policy providing that “in the event that the issuer is required to prepare an accounting restatement due to the material noncompliance of the issuer with any financial reporting requirement under the securities laws, the issuer will recover from any current or former executive of the issuer who received incentive-based compensation (including stock options awarded as compensation) during the three-year period preceding the date on which the issuer is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement.” ZelnickMedia shall, and shall cause its shareholders, partners, employees, members and other affiliates who are deemed “Executives” under the Clawback Policy or who receive any portion of the Equity Awards, to comply with the Clawback Policy, including as may be amended or superseded by the Board after the date hereof to the extent required to comply with any rules adopted by the SEC in response to Section 954 of the Dodd-Frank Act.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Management Agreement to be duly executed and delivered on the date and year first above written.

ZELNICKMEDIA CORPORATION

By:	/s/ Strauss Zelnick
Name: Strauss Zelnick

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:	/s/ Daniel P. Emerson
Name: Daniel P. Emerson
Title: EVP and Chief Legal Officer

Exhibit A

RESTRICTED UNIT AGREEMENT

PURSUANT TO THE

TAKE-TWO INTERACTIVE SOFTWARE, INC.

2017 STOCK INCENTIVE PLAN

This Restricted Unit Agreement (this “Agreement”), dated as of     , is made by and between Take-Two Interactive Software, Inc. (the “Company”) and ZelnickMedia Corporation (the “Participant”).

W I T N E S S E T H:

WHEREAS, the Company has adopted the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan (as amended and restated from time to time, the “Plan”), a copy of which has been delivered to the Participant, which is administered by a committee appointed by the Company’s Board of Directors (the “Committee”);

WHEREAS, pursuant to Section 7 of the Plan, the Committee may grant restricted stock units (“Restricted Units”), each representing the right to receive one (1) share (a “Share”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), or the cash value of one (1) share of Common Stock, as determined by the Committee, on a specified settlement date, to Consultants; and

WHEREAS, pursuant to the Management Agreement between the Participant and the Company, dated as of __, and effective as of      (the “Management Agreement”), the Company has agreed to grant Restricted Units to the Participant.

NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Grant of Restricted Units. Subject to the restrictions, terms and conditions of this Agreement, the Company hereby awards to the Participant [        ] Restricted Units, subject to adjustment, forfeiture and the other terms and conditions set forth below. The Restricted Units constitute an unfunded and unsecured promise of the Company to deliver (or cause to be delivered) to the Participant, subject to the terms of this Agreement, cash, Shares or a combination of cash and Shares, in the discretion of the Company, on the applicable vesting date for such Restricted Units as provided herein. Until such delivery, the Participant shall have only the rights of a general unsecured creditor, and no rights as a shareholder of the Company; provided, that if prior to the settlement of any Restricted Unit, (a) the Company pays a cash dividend (whether regular or extraordinary) or otherwise makes a cash distribution to a shareholder in respect of a Share, then the Company shall credit, in respect of each then-outstanding Restricted Unit held by the Participant, an amount equal to any such cash dividend or distribution to a book entry account on behalf of the Participant, provided that for purposes of this Section 1, such cash dividend or distribution shall not be deemed to be reinvested in shares of Common Stock and will be held uninvested and without interest and paid in cash at the same time as such Restricted Unit vests and is settled under Section 2 below (and the Participant shall forfeit any such right to such cash if such Restricted Unit is forfeited prior to vesting), and (b) the Company pays a non-cash dividend (whether regular or extraordinary) or otherwise makes a non-cash distribution in Shares or other property to a shareholder in respect of a Share, then the Company shall provide the Participant, in respect of each then-outstanding Restricted Unit held by the Participant, an amount equal to the Fair Market Value of such Shares or an amount equal to the fair market value of such other property as reasonably determined by the Company in good faith, as applicable, at the same time as such Restricted Unit vests and is settled under Section 2 below (and the Participant shall forfeit any such right to such amount if such Restricted Unit is forfeited prior to vesting).

2.    Vesting. The Restricted Units shall become vested and settled in accordance with the terms set forth on Annex A attached hereto.

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3.    Taxes. The Participant shall be solely responsible for all applicable federal, state, local, and foreign taxes the Participant incurs from the grant, vesting or settlement of the Restricted Units.

4.    No Obligation to Continue Service. This Agreement is not an agreement of consultancy. This Agreement does not guarantee that the Company or its affiliates will retain, or continue to retain, the Participant during the entire, or any portion of the, term of this Agreement, including but not limited to any period during which the Restricted Units are outstanding, nor does it modify in any respect the Company or its affiliate’s right to terminate or modify the Participant’s consultancy or compensation.

5.    Power of Attorney. The Company, and its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Participant for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Participant, may in the name and stead of the Participant, make and execute all conveyances, assignments, and transfers of the Restricted Units, Shares, and property provided for herein, and the Participant hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Participant shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the reasonable judgment of the Company, be advisable for the purpose.

6.    Uncertificated Shares. Notwithstanding anything else herein, to the extent permitted under applicable law, the Company may issue Shares in the form of uncertificated shares. Such uncertificated Shares shall be credited to a book entry account maintained by the Company (or its designee) on behalf of the Participant. If thereafter certificates are issued with respect to the uncertificated Shares, such issuance and delivery of certificates shall be in accordance with the applicable terms of this Agreement.

7.    Provisions of Plan Control. This Agreement is subject to all the terms, conditions, and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations. Capitalized terms in this Agreement that are not otherwise defined shall have the same meaning as set forth in the Plan. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

8.    Adjustments. The Company shall make any adjustments to the Restricted Units upon any changes in capital structure of the Company, as determined by the Committee in good faith and in a manner consistent with the Plan.

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9.    Notices. Any notice or communication given hereunder (each a “Notice”) shall be in writing and shall be sent by personal delivery, by courier or by United States mail (registered or certified mail, postage prepaid and return receipt requested), to the appropriate party at the address set forth below:

If to the Company, to:

Take-Two Interactive Software, Inc.

110 West 44th Street

New York, New York 10036

Telephone: (646) 536-3001

Attention: Chief Legal Officer

If to the Participant, to:

ZelnickMedia Corporation

110 East 59th Street, 24th Floor

New York, NY 10022

Telephone: (212) 223-1383

Attention: Strauss Zelnick

or such other address or to the attention of such other person as a party shall have specified by prior Notice to the other party. Each Notice will be deemed given and effective upon actual receipt (or refusal of receipt).

10.    Governing Law. All questions concerning the construction, validity, and interpretation of this Agreement will be governed by, and construed in accordance with, the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

11.    Consent to Jurisdiction. Notwithstanding anything in the Plan to the contrary, in the event of any dispute, controversy, or claim between the Company or any affiliate and the Participant in any way concerning, arising out of or relating to the Plan or this Agreement (a “Dispute”), including without limitation any Dispute concerning, arising out of, or relating to the interpretation, application, or enforcement of the Plan or this Agreement, the parties hereby (a) agree and consent to the personal jurisdiction of the courts of the State of New York located in New York County and/or the Federal Courts of the United States of America located in the Southern District of New York (collectively, the “Agreed Venue”) for resolution of any such Dispute, (b) agree that those courts in the Agreed Venue, and only those courts, shall have exclusive jurisdiction to determine any Dispute, including any appeal, and (c) agree that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York. The parties also hereby irrevocably (i) submit to the jurisdiction of any competent court in the Agreed Venue (and of the appropriate appellate courts therefrom), (ii) to the fullest extent permitted by law, waive any and all defenses the parties may have on the grounds of lack of jurisdiction of any such court and any other objection that such parties may now or hereafter have to the laying of the venue of any such suit, action, or proceeding in any such court (including without limitation any defense that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum), and (iii) consent to service of process in any such suit, action, or proceeding anywhere in the world, whether within or without the jurisdiction of any such court, in any manner provided by applicable law. Without limiting the foregoing, each party agrees that service of process on such party pursuant to a Notice as provided in Section 9 hereof shall be deemed effective service of process on such party. Any action for enforcement or recognition of any judgment obtained in connection with a Dispute may be enforced in any competent court in the Agreed Venue or in any other court of competent jurisdiction.

12.    Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

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13.    Amendment. The Committee may, subject to the terms of the Plan, at any time and from time to time amend, in whole or in part, any or all of the provisions of this Agreement, and may also suspend or terminate this Agreement, subject to the terms of the Plan. Except as otherwise provided in the Plan, no modification or waiver of any of the provisions of this Agreement shall be effective unless in writing by the party against whom it is sought to be enforced.

14.    Miscellaneous.

(a)    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and assigns.

(b)    This Agreement, the Plan, and the Management Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

(c)    The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

(d)    Although the Company makes no guarantee with respect to the tax treatment of the Restricted Units, the Company intends that the Restricted Units shall not constitute “nonqualified deferred compensation” subject to Section 409A of the Internal Revenue Code of 1986, as amended, and any successor provision or any Treasury Regulation promulgated thereunder (“Section 409A”) and this Agreement shall be interpreted, administered and construed consistent with such intent. If, and only to the extent that, (i) the Restricted Units constitute “deferred compensation” within the meaning of Section 409A and (ii) the Participant is deemed to be a “specified employee” (as such term is defined in Section 409A and as determined by the Company), the payment of Restricted Units on termination of the Management Agreement shall not be made until the first business day of the seventh month following such termination or, if earlier, the date of the Participant’s death.

[End of text. Signature page follows.]

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IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:
Name: Daniel P. Emerson
Title: Chief Legal Officer

PARTICIPANT:

ZELNICKMEDIA CORPORATION

By:
Name: Title:

Annex A

Vesting

A.    Time-Based Vesting.

Subject to Section C, [            ] of the Restricted Units (the “Time-Based Units”) shall become vested on the second (2nd) anniversary of the Time-Based Vesting Commencement Date (such vesting date, the “Time Vesting Date”).

B.    Performance-Based Vesting.

Subject to Section C, certain of the Restricted Units shall be subject to performance-based vesting in accordance with Section (B)(i) (the “TSR Performance-Based Units”), and Section (B)(ii) (the “Recurrent Consumer Spending Performance-Based Units” and together with the TSR Performance-Based Units, the “Performance-Based Units”).

(i)    TSR Performance-Based Units. The target number of TSR Performance-Based Units that shall be eligible to vest pursuant to this Section B(i) shall be [            ],and the maximum number of TSR Performance-Based Units that shall be eligible to vest pursuant to this Section B(i) shall be [            ]. Subject to Section C, on the Performance Vesting Date, a number of TSR Performance-Based Units shall become vested equal to the product of (x) the target number of TSR Performance-Based Units eligible to vest pursuant to this Section B(i) multiplied by (y) the TSR Vesting Percentage as of the Performance Measurement Date, rounded down to the nearest whole TSR Performance-Based Unit.

For purposes of the TSR Performance-Based Units, the following definitions shall apply:

The “Peer Group” shall consist of the companies that comprise The NASDAQ-100 Index on the TSR Reference Date; provided, that (i) subject to clause (iii) below, if a member of the Peer Group ceases to be publicly traded for any reason (including, without limitation, due to a merger, acquisition or similar corporate transaction which results in such Peer Group member ceasing to be publicly traded) following the TSR Reference Date and prior to the applicable date on which the TSR Measurement Price is calculated, that member of the Peer Group shall be deleted as a member of the Peer Group and shall not be counted for purposes of the TSR Vesting Percentage and related calculations; (ii) in the event of a merger, acquisition or similar corporate transaction involving a member or members of the Peer Group in which a Peer Group member is the surviving entity and continues to be publicly traded, such surviving entity shall remain a Peer Group member; and (iii) if a member of the Peer Group becomes bankrupt following the TSR Reference Date and prior to the applicable date on which the TSR Measurement Price is calculated, that member of the Peer Group shall remain a member of the Peer Group and shall be attributed a Total Shareholder Return of -100% for purposes of the TSR Vesting Percentage and related calculations (even if such member of the Peer Group ceases to be publicly traded upon or following its bankruptcy).

The “Percentile Rank” of the Company’s Total Shareholder Return is defined as the percentage of the Peer Group companies’ returns falling at or below the Company’s Total Shareholder Return. The formula for calculating the Percentile Rank is as follows:

Percentile Rank = (N - R + 1) ÷ N × 100

Where:

A-1

N =    total number of companies in the Peer Group

R =    the numeric rank of the Company’s Total Shareholder Return relative to the Peer Group, where the highest Total Shareholder Return in the Peer Group is ranked number 1

The Percentile Rank shall be rounded to the nearest whole percentage, with (0.5) rounded up.

To illustrate, if the Company’s Total Shareholder Return is the 25th highest in a Peer Group comprised of 100 companies, its Percentile Rank would be 76. The calculation is (100 - 25 + 1) ÷ 100 × 100 = 76.

“Total Shareholder Return” as of a given date means the percentage change in the value of the Common Stock or the common stock of a Peer Group company, as applicable, from the TSR Reference Price to the TSR Measurement Price on such date.

“TSR Measurement Price” as of a given date means the average of the closing prices of the Common Stock or the common stock of a Peer Group company, as applicable, for each of the 30 trading days ending on (and including) such date. For purposes of calculating the TSR Vesting Percentage, the given date for the definition of TSR Measurement Price will be the Performance Measurement Date, except as otherwise required as provided in Section C of this Annex A. For purposes of determining the TSR Measurement Price, the value of dividends and other distributions will be treated as having been reinvested in additional shares of Common Stock or the common stock of a Peer Group company, as applicable, on the ex-dividend date. In addition, for purposes of determining the TSR Measurement Price, the Committee may make equitable and proportionate adjustments if and to the extent necessary to address the impact of stock splits or similar changes in capitalization.

“TSR Reference Date” shall mean [    ], 2022.

“TSR Reference Price” means the average of the closing prices of the Common Stock or the common stock of a Peer Group company, as applicable, for each of the 30 trading days ending on (and including) the TSR Reference Date. For purposes of determining the TSR Reference Price, the value of dividends and other distributions will be treated as having been reinvested in additional shares of Common Stock or the common stock of a Peer Group company, as applicable, on the ex-dividend date. In addition, for purposes of determining the TSR Reference Price, the Committee may make equitable and proportionate adjustments if and to the extent necessary to address the impact of stock splits or similar changes in capitalization.

“TSR Vesting Percentage” as of a given date is a function of the Company’s Percentile Rank among the Peer Group calculated as of such date, determined by reference to the following table:

Percentile Rank	TSR Vesting Percentage
Less than 40th Percentile	0%
40th Percentile	50%
50th Percentile	100%
75th Percentile or greater	200%

In the event that the Percentile Rank is less than 40th Percentile, the TSR Vesting Percentage shall be zero percent (0%). In the event that the Percentile Rank falls between any of the values listed in the table above, the TSR Vesting Percentage shall be based on a straight line interpolation between such two values.

A-2

(ii)    Recurrent Consumer Spending Performance-Based Units. The target number of Recurrent Consumer Spending Performance-Based Units that shall be eligible to vest pursuant to this Section B(ii) shall be [            ], and the maximum number of Recurrent Consumer Spending Performance-Based Units that shall be eligible to vest pursuant to this Section B(ii) shall be [            ]. Subject to Section C, on the Performance Vesting Date, a number of Recurrent Consumer Spending Performance-Based Units shall become vested equal to the product of (x) the target number of Recurrent Consumer Spending Performance-Based Units in such vesting tranche multiplied by (y) the Recurrent Consumer Spending Vesting Percentage as of the Performance Measurement Date, rounded down to the nearest whole Recurrent Consumer Spending Performance-Based Unit.

For purposes of the Recurrent Consumer Spending Performance-Based Units, the following definitions shall apply:

“Recurrent Consumer Spending” as of a given date shall mean certain net bookings generated by the Company calculated on a basis consistent with how the Company calculates recurrent consumer spending for its management reporting. For the avoidance of doubt, Recurrent Consumer Spending may generally include, without limitation, the sale of virtual currency, add-on content, microtransactions, NFTs, game related subscriptions offered directly by the Company and/or its subsidiaries and similar items, but would not include full-game digital downloads.

“Recurrent Consumer Spending Vesting Percentage” is a function of the Company’s Recurrent Consumer Spending and is determined by reference to the following tables. The first table measures the percentage change between Recurrent Consumer Spending for the fiscal year ended March 31, 2022 and the two-year average Recurrent Consumer Spending for the fiscal years ending March 31, 2023 and March 31, 2024, while the second table measures two-year average Recurrent Consumer Spending for the fiscal years ending March 31, 2023 and March 31, 2024 as a percentage of two-year average total net bookings for the fiscal years ending March 31, 2023 and March 31, 2024 and reflects a Relative Recurrent Consumer Spending Vesting Percentage. For the avoidance of doubt, the Recurrent Consumer Spending Vesting Percentage shall be equal to either the Absolute Recurrent Consumer Spending Vesting Percentage or the Relative Recurrent Consumer Spending Vesting Percentage, whichever is greater.

Absolute Recurrent Consumer Spending Growth (during the relevant measurement period)	Absolute Recurrent Consumer Spending Vesting Percentage
Less than 3%	0%
3%	50%
6%	100%
9% or greater	200%

In the event that the Absolute Recurrent Consumer Spending Growth is less than 3%, the Absolute Recurrent Consumer Spending Vesting Percentage shall be zero percent (0%). In the event that the Absolute Recurrent Consumer Spending Growth falls between any of the values listed in the table above, the Absolute Recurrent Consumer Spending Vesting Percentage shall be based on a straight line interpolation between such two values.

A-3

Relative Recurrent Consumer Spending (as a percentage of two-year average total net bookings)	Relative Recurrent Consumer Spending Vesting Percentage
Less than 45%	0%
45%	50%
50%	100%
55% or greater	200%

In the event that the Relative Recurrent Consumer Spending Growth is less than 45%, the Relative Recurrent Consumer Spending Vesting Percentage shall be zero percent (0%). In the event that the Relative Recurrent Consumer Spending Growth falls between any of the values listed in the table above, the Relative Recurrent Consumer Spending Vesting Percentage shall be based on a straight line interpolation between such two values.

C.    Qualifying Termination; Change in Control.

(i)    Termination. In the event of a Qualifying Termination prior to the earlier of (x) the Vesting Date or (y) a Change in Control (as defined in the Management Agreement): (a) the effective date of such Qualifying Termination shall serve as the Time Vesting Date for all Time-Based Units hereunder, and all such Time-Based Units shall vest as of such date; (b) the effective date of such Qualifying Termination shall serve as the Performance Vesting Date for all TSR Performance-Based Units hereunder and the given date for purposes of the TSR Measurement Price, and the number of such TSR Performance-Based Units that shall vest as of such date shall be calculated in accordance with Section B(i) above based upon the Percentile Rank through the effective date of such Qualifying Termination; and (c) the effective date of such Qualifying Termination shall serve as the Performance Vesting Date for all Recurrent Consumer Spending Performance-Based Units hereunder, and the target number of such Recurrent Consumer Spending Performance-Based Units (as set forth in Section B(ii)) shall vest as of such date without regard to the application of the Applicable Vesting Percentage.

(ii)    Change in Control. If a Change in Control occurs while the Management Agreement remains in effect, in any case prior to the earlier of (x) the Vesting Date or (y) a Qualifying Termination, all Time-Based Units and the target number of Performance-Based Units (as set forth in Sections B(i) and B(ii) as applicable) shall remain eligible to vest and shall vest (without regard to the application of the Applicable Vesting Percentage, in the case of Performance-Based Units), in each case, as of the earlier of (a) a Qualifying Termination or (b) the Vesting Date. Each Restricted Unit that remains eligible to vest following a Change in Control pursuant to the foregoing sentence shall be referred to as a “Vesting-Eligible Unit.” Upon the occurrence of a Change in Control, each Vesting-Eligible Unit shall be converted into an amount in cash equal to the Market Value (as defined in the Management Agreement) of the consideration payable in the Change in Control in respect of each such Vesting-Eligible Unit, and such consideration shall be paid to the Participant promptly following the satisfaction of the vesting conditions set forth in this Section C(ii) (i.e., in full on the Vesting Date, or if earlier, upon a Qualifying Termination), and shall automatically be forfeited and shall revert back to the Company if such vesting conditions are not satisfied.

D.    Forfeiture.

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(i)    Any Restricted Units that have not vested as of the termination of the Management Agreement for any reason other than a Qualifying Termination shall automatically be forfeited and shall revert back to the Company without compensation to the Participant.

(ii)    Any Performance-Based Units that (x) have not vested as of the earlier of (a) the Vesting Date or (b) the effective date of a Qualifying Termination, or (y) do not become Vesting-Eligible Units upon the occurrence of a Change in Control (i.e., any Performance-Based Units above the target numbers set forth in Sections B(i) and B(ii) as applicable), shall automatically be forfeited and shall revert back to the Company without compensation to the Participant.

E.    Settlement. Subject to the last sentence of Section C(ii), upon vesting pursuant to Sections A, B, and C, the Company shall deliver to the Participant an amount in cash having a value equal to the aggregate value of a number of Shares equal to the number of Restricted Units vesting on such date, based on the closing price of the Shares on such settlement date on the principal national securities exchange on which the Shares are traded on such date (or if the Shares are not traded on such date, the immediately preceding trading day), provided that the Participant has satisfied any tax withholding obligations as described in this Agreement. Notwithstanding anything herein to the contrary, but subject to the last sentence of Section C(ii), each Restricted Unit (including any amount provided for pursuant to Section 1(a) of the Agreement) may, at the election of the Company, be settled in Shares issued pursuant to the Plan (subject to any required delay in issuance as required under the Plan). To the extent any Shares become deliverable to the Participant hereunder the Participant shall be deemed the beneficial owner of any Share issued upon settlement of a Restricted Unit at the close of business on any settlement date and shall be entitled to any dividend or distribution that has not already been made with respect to such Share if the record date for such dividend or distribution is after the close of business on such settlement date, and the Company shall promptly issue and deliver, unless the Company is using a book entry or similar method pursuant to Section 6 of the Agreement (in which case the Company shall upon request promptly issue and deliver upon the Participant’s request), to the Participant a new stock certificate registered in the name of the Participant for any Shares issued upon settlement of Restricted Units and deliver to the Participant such Shares, in each case free of all liens, claims and other encumbrances (other than those created by the Participant).

F.    Other Definitions.

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“Applicable Vesting Percentage” means (i) with respect to TSR Performance-Based Units, the TSR Vesting Percentage, and (ii) with respect to Recurrent Consumer Spending Performance-Based Units, the Recurrent Consumer Spending Vesting Percentage.

“Performance Measurement Date” shall mean [    ], 2024.

“Performance Vesting Date” shall mean [    ], 2024.

“Qualifying Termination” means (i) a termination of the Management Agreement by the Company without Cause (as defined in the Management Agreement), including any termination by the Company (other than for Cause) in connection with a Change in Control, or by ZelnickMedia or its assignee for Good Reason (as defined in the Management Agreement) or (ii) the failure of the Company and ZelnickMedia to enter into a new management agreement, on terms substantially similar in the aggregate to the terms of the Management Agreement, upon the expiration of the Initial Term (as defined therein) or to otherwise agree to extend the Initial Term.

“Time-Based Vesting Commencement Date” shall mean [    ], 2022.

“Vesting Date” shall mean, as context requires, one or more Time Vesting Dates and/or the Performance Vesting Date.

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Exhibit B

RESTRICTED UNIT AGREEMENT

PURSUANT TO THE

TAKE-TWO INTERACTIVE SOFTWARE, INC.

2017 STOCK INCENTIVE PLAN

This Restricted Unit Agreement (this “Agreement”), dated as of     , is made by and between Take-Two Interactive Software, Inc. (the “Company”) and ZelnickMedia Corporation (the “Participant”).

W I T N E S S E T H:

WHEREAS, the Company has adopted the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan (as amended and restated from time to time, the “Plan”), a copy of which has been delivered to the Participant, which is administered by a committee appointed by the Company’s Board of Directors (the “Committee”);

WHEREAS, pursuant to Section 7 of the Plan, the Committee may grant restricted stock units (“Restricted Units”), each representing the right to receive one (1) share (a “Share”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), or the cash value of one (1) share of Common Stock, as determined by the Committee, on a specified settlement date, to Consultants; and

WHEREAS, pursuant to the Management Agreement between the Participant and the Company, dated as of     , and effective as of __ (the “Management Agreement”), the Company has agreed to grant Restricted Units to the Participant.

NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Grant of Restricted Units. Subject to the restrictions, terms and conditions of this Agreement, the Company hereby awards to the Participant [            ] Restricted Units, subject to adjustment, forfeiture and the other terms and conditions set forth below. The Restricted Units constitute an unfunded and unsecured promise of the Company to deliver (or cause to be delivered) to the Participant, subject to the terms of this Agreement, cash, Shares or a combination of cash and Shares, in the discretion of the Company, on the applicable vesting date for such Restricted Units as provided herein. Until such delivery, the Participant shall have only the rights of a general unsecured creditor, and no rights as a shareholder of the Company; provided, that if prior to the settlement of any Restricted Unit, (a) the Company pays a cash dividend (whether regular or extraordinary) or otherwise makes a cash distribution to a shareholder in respect of a Share, then the Company shall credit, in respect of each then-outstanding Restricted Unit held by the Participant, an amount equal to any such cash dividend or distribution to a book entry account on behalf of the Participant, provided that for purposes of this Section 1, such cash dividend or distribution shall not be deemed to be reinvested in shares of Common Stock and will be held uninvested and without interest and paid in cash at the same time as such Restricted Unit vests and is settled under Section 2 below (and the Participant shall forfeit any such right to such cash if such Restricted Unit is forfeited prior to vesting), and (b) the Company pays a non-cash dividend (whether regular or extraordinary) or otherwise makes a non-cash distribution in Shares or other property to a shareholder in respect of a Share, then the Company shall provide the Participant, in respect of each then-outstanding Restricted Unit held by the Participant, an amount equal to the Fair Market Value of such Shares or an amount equal to the fair market value of such other property as reasonably determined by the Company in good faith, as applicable, at the same time as such Restricted Unit vests and is settled under Section 2 below (and the Participant shall forfeit any such right to such amount if such Restricted Unit is forfeited prior to vesting).

2.    Vesting. The Restricted Units shall become vested and settled in accordance with the terms set forth on Annex A attached hereto.

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3.    Taxes. The Participant shall be solely responsible for all applicable federal, state, local, and foreign taxes the Participant incurs from the grant, vesting or settlement of the Restricted Units.

4.    No Obligation to Continue Service. This Agreement is not an agreement of consultancy. This Agreement does not guarantee that the Company or its affiliates will retain, or continue to retain, the Participant during the entire, or any portion of the, term of this Agreement, including but not limited to any period during which the Restricted Units are outstanding, nor does it modify in any respect the Company or its affiliate’s right to terminate or modify the Participant’s consultancy or compensation.

5.    Power of Attorney. The Company, and its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Participant for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Participant, may in the name and stead of the Participant, make and execute all conveyances, assignments, and transfers of the Restricted Units, Shares, and property provided for herein, and the Participant hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Participant shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the reasonable judgment of the Company, be advisable for the purpose.

6.    Uncertificated Shares. Notwithstanding anything else herein, to the extent permitted under applicable law, the Company may issue Shares in the form of uncertificated shares. Such uncertificated Shares shall be credited to a book entry account maintained by the Company (or its designee) on behalf of the Participant. If thereafter certificates are issued with respect to the uncertificated Shares, such issuance and delivery of certificates shall be in accordance with the applicable terms of this Agreement.

7.    Provisions of Plan Control. This Agreement is subject to all the terms, conditions, and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations. Capitalized terms in this Agreement that are not otherwise defined shall have the same meaning as set forth in the Plan. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

8.    Adjustments. The Company shall make any adjustments to the Restricted Units upon any changes in capital structure of the Company, as determined by the Committee in good faith and in a manner consistent with the Plan.

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9.    Notices. Any notice or communication given hereunder (each a “Notice”) shall be in writing and shall be sent by personal delivery, by courier or by United States mail (registered or certified mail, postage prepaid and return receipt requested), to the appropriate party at the address set forth below:

If to the Company, to:

Take-Two Interactive Software, Inc.

110 West 44th Street

New York, New York 10036

Telephone: (646) 536-3001

Attention: Chief Legal Officer

If to the Participant, to:

ZelnickMedia Corporation

110 East 59th Street, 24th Floor

New York, NY 10022

Telephone: (212) 223-1383

Attention: Strauss Zelnick

or such other address or to the attention of such other person as a party shall have specified by prior Notice to the other party. Each Notice will be deemed given and effective upon actual receipt (or refusal of receipt).

10.    Governing Law. All questions concerning the construction, validity, and interpretation of this Agreement will be governed by, and construed in accordance with, the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

11.    Consent to Jurisdiction. Notwithstanding anything in the Plan to the contrary, in the event of any dispute, controversy, or claim between the Company or any affiliate and the Participant in any way concerning, arising out of or relating to the Plan or this Agreement (a “Dispute”), including without limitation any Dispute concerning, arising out of, or relating to the interpretation, application, or enforcement of the Plan or this Agreement, the parties hereby (a) agree and consent to the personal jurisdiction of the courts of the State of New York located in New York County and/or the Federal Courts of the United States of America located in the Southern District of New York (collectively, the “Agreed Venue”) for resolution of any such Dispute, (b) agree that those courts in the Agreed Venue, and only those courts, shall have exclusive jurisdiction to determine any Dispute, including any appeal, and (c) agree that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York. The parties also hereby irrevocably (i) submit to the jurisdiction of any competent court in the Agreed Venue (and of the appropriate appellate courts therefrom), (ii) to the fullest extent permitted by law, waive any and all defenses the parties may have on the grounds of lack of jurisdiction of any such court and any other objection that such parties may now or hereafter have to the laying of the venue of any such suit, action, or proceeding in any such court (including without limitation any defense that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum), and (iii) consent to service of process in any such suit, action, or proceeding anywhere in the world, whether within or without the jurisdiction of any such court, in any manner provided by applicable law. Without limiting the foregoing, each party agrees that service of process on such party pursuant to a Notice as provided in Section 9 hereof shall be deemed effective service of process on such party. Any action for enforcement or recognition of any judgment obtained in connection with a Dispute may be enforced in any competent court in the Agreed Venue or in any other court of competent jurisdiction.

12.    Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

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13.    Amendment. The Committee may, subject to the terms of the Plan, at any time and from time to time amend, in whole or in part, any or all of the provisions of this Agreement, and may also suspend or terminate this Agreement, subject to the terms of the Plan. Except as otherwise provided in the Plan, no modification or waiver of any of the provisions of this Agreement shall be effective unless in writing by the party against whom it is sought to be enforced.

14.    Miscellaneous.

(a)    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and assigns.

(b)    This Agreement, the Plan, and the Management Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

(c)    The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

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(d)    Although the Company makes no guarantee with respect to the tax treatment of the Restricted Units, the Company intends that the Restricted Units shall not constitute “nonqualified deferred compensation” subject to Section 409A of the Internal Revenue Code of 1986, as amended, and any successor provision or any Treasury Regulation promulgated thereunder (“Section 409A”) and this Agreement shall be interpreted, administered and construed consistent with such intent. If, and only to the extent that, (i) the Restricted Units constitute “deferred compensation” within the meaning of Section 409A and (ii) the Participant is deemed to be a “specified employee” (as such term is defined in Section 409A and as determined by the Company), the payment of Restricted Units on termination of the Management Agreement shall not be made until the first business day of the seventh month following such termination or, if earlier, the date of the Participant’s death.

[End of text. Signature page follows.]

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IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:
Name: Daniel P. Emerson
Title: Chief Legal Officer

PARTICIPANT: ZELNICKMEDIA CORPORATION

By:
Name: Title:

Annex A

Vesting

A.    Time-Based Vesting.

Subject to Section C, [            ] of the Restricted Units (the “Time-Based Units”) shall become vested on the third (3rd) anniversary of the Time-Based Vesting Commencement Date (such vesting date, the “Time Vesting Date”).

B.    Performance-Based Vesting.

Subject to Section C, certain of the Restricted Units shall be subject to performance-based vesting in accordance with Section (B)(i) (the “TSR Performance-Based Units”), and Section (B)(ii) (the “Recurrent Consumer Spending Performance-Based Units” and together with the TSR Performance-Based Units, the “Performance-Based Units”).

(i)    TSR Performance-Based Units. The target number of TSR Performance-Based Units that shall be eligible to vest pursuant to this Section B(i) shall be [            ], and the maximum number of TSR Performance-Based Units that shall be eligible to vest pursuant to this Section B(i) shall be [            ]. Subject to Section C, on the Performance Vesting Date, a number of TSR Performance-Based Units shall become vested equal to the product of (x) the target number of TSR Performance-Based Units eligible to vest pursuant to this Section B(i) multiplied by (y) the TSR Vesting Percentage as of the Performance Measurement Date, rounded down to the nearest whole TSR Performance-Based Unit.

For purposes of the TSR Performance-Based Units, the following definitions shall apply:

The “Peer Group” shall consist of the companies that comprise The NASDAQ-100 Index on the TSR Reference Date; provided, that (i) subject to clause (iii) below, if a member of the Peer Group ceases to be publicly traded for any reason (including, without limitation, due to a merger, acquisition or similar corporate transaction which results in such Peer Group member ceasing to be publicly traded) following the TSR Reference Date and prior to the applicable date on which the TSR Measurement Price is calculated, that member of the Peer Group shall be deleted as a member of the Peer Group and shall not be counted for purposes of the TSR Vesting Percentage and related calculations; (ii) in the event of a merger, acquisition or similar corporate transaction involving a member or members of the Peer Group in which a Peer Group member is the surviving entity and continues to be publicly traded, such surviving entity shall remain a Peer Group member; and (iii) if a member of the Peer Group becomes bankrupt following the TSR Reference Date and prior to the applicable date on which the TSR Measurement Price is calculated, that member of the Peer Group shall remain a member of the Peer Group and shall be attributed a Total Shareholder Return of -100% for purposes of the TSR Vesting Percentage and related calculations (even if such member of the Peer Group ceases to be publicly traded upon or following its bankruptcy).

The “Percentile Rank” of the Company’s Total Shareholder Return is defined as the percentage of the Peer Group companies’ returns falling at or below the Company’s Total Shareholder Return. The formula for calculating the Percentile Rank is as follows:

Percentile Rank = (N - R + 1) ÷ N × 100

Where:

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N =    total number of companies in the Peer Group

R =    the numeric rank of the Company’s Total Shareholder Return relative to the Peer Group, where the highest Total Shareholder Return in the Peer Group is ranked number 1

The Percentile Rank shall be rounded to the nearest whole percentage, with (0.5) rounded up.

To illustrate, if the Company’s Total Shareholder Return is the 25th highest in a Peer Group comprised of 100 companies, its Percentile Rank would be 76. The calculation is (100 - 25 + 1) ÷ 100 × 100 = 76.

“Total Shareholder Return” as of a given date means the percentage change in the value of the Common Stock or the common stock of a Peer Group company, as applicable, from the TSR Reference Price to the TSR Measurement Price on such date.

“TSR Measurement Price” as of a given date means the average of the closing prices of the Common Stock or the common stock of a Peer Group company, as applicable, for each of the 30 trading days ending on (and including) such date. For purposes of calculating the TSR Vesting Percentage, the given date for the definition of TSR Measurement Price will be the Performance Measurement Date, except as otherwise required as provided in Section C of this Annex A. For purposes of determining the TSR Measurement Price, the value of dividends and other distributions will be treated as having been reinvested in additional shares of Common Stock or the common stock of a Peer Group company, as applicable, on the ex-dividend date. In addition, for purposes of determining the TSR Measurement Price, the Committee may make equitable and proportionate adjustments if and to the extent necessary to address the impact of stock splits or similar changes in capitalization.

“TSR Reference Date” shall mean [    ], 2022.

“TSR Reference Price” means the average of the closing prices of the Common Stock or the common stock of a Peer Group company, as applicable, for each of the 30 trading days ending on (and including) the TSR Reference Date. For purposes of determining the TSR Reference Price, the value of dividends and other distributions will be treated as having been reinvested in additional shares of Common Stock or the common stock of a Peer Group company, as applicable, on the ex-dividend date. In addition, for purposes of determining the TSR Reference Price, the Committee may make equitable and proportionate adjustments if and to the extent necessary to address the impact of stock splits or similar changes in capitalization.

“TSR Vesting Percentage” as of a given date is a function of the Company’s Percentile Rank among the Peer Group calculated as of such date, determined by reference to the following table:

Percentile Rank	TSR Vesting Percentage
Less than 40th Percentile	0%
40th Percentile	50%
50th Percentile	100%
75th Percentile or greater	200%

In the event that the Percentile Rank is less than 40th Percentile, the TSR Vesting Percentage shall be zero percent (0%). In the event that the Percentile Rank falls between any of the values listed in the table above, the TSR Vesting Percentage shall be based on a straight line interpolation between such two values.

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(ii)    Recurrent Consumer Spending Performance-Based Units. The target number of Recurrent Consumer Spending Performance-Based Units that shall be eligible to vest pursuant to this Section B(ii) shall be [            ], and the maximum number of Recurrent Consumer Spending Performance-Based Units that shall be eligible to vest pursuant to this Section B(ii) shall be [            ]. Subject to Section C, on the Performance Vesting Date, a number of Recurrent Consumer Spending Performance-Based Units shall become vested equal to the product of (x) the target number of Recurrent Consumer Spending Performance-Based Units in such vesting tranche multiplied by (y) the Recurrent Consumer Spending Vesting Percentage as of the Performance Measurement Date, rounded down to the nearest whole Recurrent Consumer Spending Performance-Based Unit.

For purposes of the Recurrent Consumer Spending Performance-Based Units, the following definitions shall apply:

“Recurrent Consumer Spending” as of a given date shall mean certain net bookings generated by the Company calculated on a basis consistent with how the Company calculates recurrent consumer spending for its management reporting. For the avoidance of doubt, Recurrent Consumer Spending may generally include, without limitation, the sale of virtual currency, add-on content, microtransactions, NFTs, game related subscriptions offered directly by the Company and/or its subsidiaries and similar items, but would not include full-game digital downloads.

“Recurrent Consumer Spending Vesting Percentage” is a function of the Company’s Recurrent Consumer Spending and is determined by reference to the following tables. The first table measures the percentage change between Recurrent Consumer Spending for the fiscal year ended March 31, 2022 and the three-year average Recurrent Consumer Spending for the fiscal years ending March 31, 2023, March 31, 2024 and March 31, 2025, while the second table measures three-year average Recurrent Consumer Spending for the fiscal years ending March 31, 2023, March 31, 2024 and March 31, 2025 as a percentage of three-year average total net bookings for the fiscal years ending March 31, 2023, March 31, 2024 and March 31, 2025, and reflects a Relative Recurrent Consumer Spending Vesting Percentage. For the avoidance of doubt, the Recurrent Consumer Spending Vesting Percentage shall be equal to either the Absolute Recurrent Consumer Spending Vesting Percentage or the Relative Recurrent Consumer Spending Vesting Percentage, whichever is greater.

Absolute Recurrent Consumer Spending Growth (during the relevant measurement period)	Absolute Recurrent Consumer Spending Vesting Percentage
Less than 3%	0%
3%	50%
6%	100%
9% or greater	200%

In the event that the Absolute Recurrent Consumer Spending Growth is less than 3%, the Absolute Recurrent Consumer Spending Vesting Percentage shall be zero percent (0%). In the event that the Absolute Recurrent Consumer Spending Growth falls between any of the values listed in the table above, the Absolute Recurrent Consumer Spending Vesting Percentage shall be based on a straight line interpolation between such two values.

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Relative Recurrent Consumer Spending (as a percentage of three-year average total net bookings)	Relative Recurrent Consumer Spending Vesting Percentage
Less than 45%	0%
45%	50%
50%	100%
55% or greater	200%

In the event that the Relative Recurrent Consumer Spending Growth is less than 45%, the Relative Recurrent Consumer Spending Vesting Percentage shall be zero percent (0%). In the event that the Relative Recurrent Consumer Spending Growth falls between any of the values listed in the table above, the Relative Recurrent Consumer Spending Vesting Percentage shall be based on a straight line interpolation between such two values.

C.    Qualifying Termination; Change in Control.

(i)    Termination. In the event of a Qualifying Termination prior to the earlier of (x) the Vesting Date or (y) a Change in Control (as defined in the Management Agreement): (a) the effective date of such Qualifying Termination shall serve as the Time Vesting Date for all Time-Based Units hereunder, and all such Time-Based Units shall vest as of such date; (b) the effective date of such Qualifying Termination shall serve as the Performance Vesting Date for all TSR Performance-Based Units hereunder and the given date for purposes of the TSR Measurement Price, and the number of such TSR Performance-Based Units that shall vest as of such date shall be calculated in accordance with Section B(i) above based upon the Percentile Rank through the effective date of such Qualifying Termination; and (c) the effective date of such Qualifying Termination shall serve as the Performance Vesting Date for all Recurrent Consumer Spending Performance-Based Units hereunder, and the target number of such Recurrent Consumer Spending Performance-Based Units (as set forth in Section B(ii)) shall vest as of such date without regard to the application of the Applicable Vesting Percentage.

(ii)    Change in Control. If a Change in Control occurs while the Management Agreement remains in effect, in any case prior to the earlier of (x) the Vesting Date or (y) a Qualifying Termination, all Time-Based Units and the target number of Performance-Based Units (as set forth in Sections B(i) and B(ii) as applicable) shall remain eligible to vest and shall vest (without regard to the application of the Applicable Vesting Percentage, in the case of Performance-Based Units), in each case, as of the earlier of (a) a Qualifying Termination or (b) the Vesting Date. Each Restricted Unit that remains eligible to vest following a Change in Control pursuant to the foregoing sentence shall be referred to as a “Vesting-Eligible Unit.” Upon the occurrence of a Change in Control, each Vesting-Eligible Unit shall be converted into an amount in cash equal to the Market Value (as defined in the Management Agreement) of the consideration payable in the Change in Control in respect of each such Vesting-Eligible Unit, and such consideration shall be paid to the Participant promptly following the satisfaction of the vesting conditions set forth in this Section C(ii) (i.e., in full on the Vesting Date, or if earlier, upon a Qualifying Termination), and shall automatically be forfeited and shall revert back to the Company if such vesting conditions are not satisfied.

D.    Forfeiture.

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(i)    Any Restricted Units that have not vested as of the termination of the Management Agreement for any reason other than a Qualifying Termination shall automatically be forfeited and shall revert back to the Company without compensation to the Participant.

(ii)    Any Performance-Based Units that (x) have not vested as of the earlier of (a) the Vesting Date or (b) the effective date of a Qualifying Termination, or (y) do not become Vesting-Eligible Units upon the occurrence of a Change in Control (i.e., any Performance-Based Units above the target numbers set forth in Sections B(i) and B(ii) as applicable), shall automatically be forfeited and shall revert back to the Company without compensation to the Participant.

E.    Settlement. Subject to the last sentence of Section C(ii), upon vesting pursuant to Sections A, B, and C, the Company shall deliver to the Participant an amount in cash having a value equal to the aggregate value of a number of Shares equal to the number of Restricted Units vesting on such date, based on the closing price of the Shares on such settlement date on the principal national securities exchange on which the Shares are traded on such date (or if the Shares are not traded on such date, the immediately preceding trading day), provided that the Participant has satisfied any tax withholding obligations as described in this Agreement. Notwithstanding anything herein to the contrary, but subject to the last sentence of Section C(ii), each Restricted Unit (including any amount provided for pursuant to Section 1(a) of the Agreement) may, at the election of the Company, be settled in Shares issued pursuant to the Plan (subject to any required delay in issuance as required under the Plan). To the extent any Shares become deliverable to the Participant hereunder the Participant shall be deemed the beneficial owner of any Share issued upon settlement of a Restricted Unit at the close of business on any settlement date and shall be entitled to any dividend or distribution that has not already been made with respect to such Share if the record date for such dividend or distribution is after the close of business on such settlement date, and the Company shall promptly issue and deliver, unless the Company is using a book entry or similar method pursuant to Section 6 of the Agreement (in which case the Company shall upon request promptly issue and deliver upon the Participant’s request), to the Participant a new stock certificate registered in the name of the Participant for any Shares issued upon settlement of Restricted Units and deliver to the Participant such Shares, in each case free of all liens, claims and other encumbrances (other than those created by the Participant).

F.    Other Definitions.

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“Applicable Vesting Percentage” means (i) with respect to TSR Performance-Based Units, the TSR Vesting Percentage, and (ii) with respect to Recurrent Consumer Spending Performance-Based Units, the Recurrent Consumer Spending Vesting Percentage.

“Performance Measurement Date” shall mean [    ], 2025.

“Performance Vesting Date” shall mean [    ], 2025.

“Qualifying Termination” means (i) a termination of the Management Agreement by the Company without Cause (as defined in the Management Agreement), including any termination by the Company (other than for Cause) in connection with a Change in Control, or by ZelnickMedia or its assignee for Good Reason (as defined in the Management Agreement) or (ii) the failure of the Company and ZelnickMedia to enter into a new management agreement, on terms substantially similar in the aggregate to the terms of the Management Agreement, upon the expiration of the Initial Term (as defined therein) or to otherwise agree to extend the Initial Term.

“Time-Based Vesting Commencement Date” shall mean [    ], 2022.

“Vesting Date” shall mean, as context requires, one or more Time Vesting Dates and/or the Performance Vesting Date.

A-6

Exhibit C

RESTRICTED UNIT AGREEMENT

PURSUANT TO THE

TAKE-TWO INTERACTIVE SOFTWARE, INC.

2017 STOCK INCENTIVE PLAN

This Restricted Unit Agreement (this “Agreement”), dated as of     , is made by and between Take-Two Interactive Software, Inc. (the “Company”) and ZelnickMedia Corporation (the “Participant”).

W I T N E S S E T H:

WHEREAS, the Company has adopted the Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan (as amended and restated from time to time, the “Plan”), a copy of which has been delivered to the Participant, which is administered by a committee appointed by the Company’s Board of Directors (the “Committee”);

WHEREAS, pursuant to Section 7 of the Plan, the Committee may grant restricted stock units (“Restricted Units”), each representing the right to receive one (1) share (a “Share”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), or the cash value of one (1) share of Common Stock, as determined by the Committee, on a specified settlement date, to Consultants; and

WHEREAS, pursuant to the Management Agreement between the Participant and the Company, dated as of     , and effective as of      (the “Management Agreement”), the Company has agreed to grant Restricted Units to the Participant.

NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Grant of Restricted Units. Subject to the restrictions, terms and conditions of this Agreement, the Company hereby awards to the Participant [            ] Restricted Units, subject to adjustment, forfeiture and the other terms and conditions set forth below. The Restricted Units constitute an unfunded and unsecured promise of the Company to deliver (or cause to be delivered) to the Participant, subject to the terms of this Agreement, cash, Shares or a combination of cash and Shares, in the discretion of the Company, on the applicable vesting date for such Restricted Units as provided herein. Until such delivery, the Participant shall have only the rights of a general unsecured creditor, and no rights as a shareholder of the Company; provided, that if prior to the settlement of any Restricted Unit, (a) the Company pays a cash dividend (whether regular or extraordinary) or otherwise makes a cash distribution to a shareholder in respect of a Share, then the Company shall credit, in respect of each then-outstanding Restricted Unit held by the Participant, an amount equal to any such cash dividend or distribution to a book entry account on behalf of the Participant, provided that for purposes of this Section 1, such cash dividend or distribution shall not be deemed to be reinvested in shares of Common Stock and will be held uninvested and without interest and paid in cash at the same time as such Restricted Unit vests and is settled under Section 2 below (and the Participant shall forfeit any such right to such cash if such Restricted Unit is forfeited prior to vesting), and (b) the Company pays a non-cash dividend (whether regular or extraordinary) or otherwise makes a non-cash distribution in Shares or other property to a shareholder in respect of a Share, then the Company shall provide the Participant, in respect of each then-outstanding Restricted Unit held by the Participant, an amount equal to the Fair Market Value of such Shares or an amount equal to the fair market value of such other property as reasonably determined by the Company in good faith, as applicable, at the same time as such Restricted Unit vests and is settled under Section 2 below (and the Participant shall forfeit any such right to such amount if such Restricted Unit is forfeited prior to vesting).

2.    Vesting. The Restricted Units shall become vested and settled in accordance with the terms set forth on Annex A attached hereto.

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3.    Taxes. The Participant shall be solely responsible for all applicable federal, state, local, and foreign taxes the Participant incurs from the grant, vesting or settlement of the Restricted Units.

4.    No Obligation to Continue Service. This Agreement is not an agreement of consultancy. This Agreement does not guarantee that the Company or its affiliates will retain, or continue to retain, the Participant during the entire, or any portion of the, term of this Agreement, including but not limited to any period during which the Restricted Units are outstanding, nor does it modify in any respect the Company or its affiliate’s right to terminate or modify the Participant’s consultancy or compensation.

5.    Power of Attorney. The Company, and its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Participant for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Participant, may in the name and stead of the Participant, make and execute all conveyances, assignments, and transfers of the Restricted Units, Shares, and property provided for herein, and the Participant hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Participant shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the reasonable judgment of the Company, be advisable for the purpose.

6.    Uncertificated Shares. Notwithstanding anything else herein, to the extent permitted under applicable law, the Company may issue Shares in the form of uncertificated shares. Such uncertificated Shares shall be credited to a book entry account maintained by the Company (or its designee) on behalf of the Participant. If thereafter certificates are issued with respect to the uncertificated Shares, such issuance and delivery of certificates shall be in accordance with the applicable terms of this Agreement.

7.    Provisions of Plan Control. This Agreement is subject to all the terms, conditions, and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations. Capitalized terms in this Agreement that are not otherwise defined shall have the same meaning as set forth in the Plan. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

8.    Adjustments. The Company shall make any adjustments to the Restricted Units upon any changes in capital structure of the Company, as determined by the Committee in good faith and in a manner consistent with the Plan.

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9.    Notices. Any notice or communication given hereunder (each a “Notice”) shall be in writing and shall be sent by personal delivery, by courier or by United States mail (registered or certified mail, postage prepaid and return receipt requested), to the appropriate party at the address set forth below:

If to the Company, to:

Take-Two Interactive Software, Inc.

110 West 44th Street

New York, New York 10036

Telephone: (646) 536-3001

Attention: Chief Legal Officer

If to the Participant, to:

ZelnickMedia Corporation

110 East 59th Street, 24th Floor

New York, NY 10022

Telephone: (212) 223-1383

Attention: Strauss Zelnick

or such other address or to the attention of such other person as a party shall have specified by prior Notice to the other party. Each Notice will be deemed given and effective upon actual receipt (or refusal of receipt).

10.    Governing Law. All questions concerning the construction, validity, and interpretation of this Agreement will be governed by, and construed in accordance with, the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

11.    Consent to Jurisdiction. Notwithstanding anything in the Plan to the contrary, in the event of any dispute, controversy, or claim between the Company or any affiliate and the Participant in any way concerning, arising out of or relating to the Plan or this Agreement (a “Dispute”), including without limitation any Dispute concerning, arising out of, or relating to the interpretation, application, or enforcement of the Plan or this Agreement, the parties hereby (a) agree and consent to the personal jurisdiction of the courts of the State of New York located in New York County and/or the Federal Courts of the United States of America located in the Southern District of New York (collectively, the “Agreed Venue”) for resolution of any such Dispute, (b) agree that those courts in the Agreed Venue, and only those courts, shall have exclusive jurisdiction to determine any Dispute, including any appeal, and (c) agree that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York. The parties also hereby irrevocably (i) submit to the jurisdiction of any competent court in the Agreed Venue (and of the appropriate appellate courts therefrom), (ii) to the fullest extent permitted by law, waive any and all defenses the parties may have on the grounds of lack of jurisdiction of any such court and any other objection that such parties may now or hereafter have to the laying of the venue of any such suit, action, or proceeding in any such court (including without limitation any defense that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum), and (iii) consent to service of process in any such suit, action, or proceeding anywhere in the world, whether within or without the jurisdiction of any such court, in any manner provided by applicable law. Without limiting the foregoing, each party agrees that service of process on such party pursuant to a Notice as provided in Section 9 hereof shall be deemed effective service of process on such party. Any action for enforcement or recognition of any judgment obtained in connection with a Dispute may be enforced in any competent court in the Agreed Venue or in any other court of competent jurisdiction.

12.    Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

3

13.    Amendment. The Committee may, subject to the terms of the Plan, at any time and from time to time amend, in whole or in part, any or all of the provisions of this Agreement, and may also suspend or terminate this Agreement, subject to the terms of the Plan. Except as otherwise provided in the Plan, no modification or waiver of any of the provisions of this Agreement shall be effective unless in writing by the party against whom it is sought to be enforced.

14.    Miscellaneous.

(a)    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and assigns.

(b)    This Agreement, the Plan, and the Management Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

(c)    The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

(d)    Although the Company makes no guarantee with respect to the tax treatment of the Restricted Units, the Company intends that the Restricted Units shall not constitute “nonqualified deferred compensation” subject to Section 409A of the Internal Revenue Code of 1986, as amended, and any successor provision or any Treasury Regulation promulgated thereunder (“Section 409A”) and this Agreement shall be interpreted, administered and construed consistent with such intent. If, and only to the extent that, (i) the Restricted Units constitute “deferred compensation” within the meaning of Section 409A and (ii) the Participant is deemed to be a “specified employee” (as such term is defined in Section 409A and as determined by the Company), the payment of Restricted Units on termination of the Management Agreement shall not be made until the first business day of the seventh month following such termination or, if earlier, the date of the Participant’s death.

[End of text. Signature page follows.]

4

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:
Name: Daniel P. Emerson
Title: Chief Legal Officer

PARTICIPANT: ZELNICKMEDIA CORPORATION

By:
Name: Title:

Annex A

Vesting

A.    Time-Based Vesting.

Subject to Section C, [            ] of the Restricted Units (the “Time-Based Units”) shall become vested in accordance with the following vesting schedule: (i) one-third (1/3rd) of the Time-Based Units shall vest on the first (1st) anniversary of the Time-Based Vesting Commencement Date; (ii) one-third (1/3rd) of the Time-Based Units shall vest on the second (2nd) anniversary of the Time-Based Vesting Commencement Date; and (iii) one-third (1/3rd) of the Time-Based Units shall vest on the third (3rd) anniversary of the Time-Based Vesting Commencement Date (each such vesting date, a “Time Vesting Date”).

B.    Performance-Based Vesting.

Subject to Section C, certain of the Restricted Units shall be subject to performance-based vesting in accordance with Section (B)(i) (the “TSR Performance-Based Units”), and Section (B)(ii) (the “Recurrent Consumer Spending Performance-Based Units” and together with the TSR Performance-Based Units, the “Performance-Based Units”).

(i)    TSR Performance-Based Units. The target number of TSR Performance-Based Units that shall be eligible to vest pursuant to this Section B(i) shall be [            ], and the maximum number of TSR Performance-Based Units that shall be eligible to vest pursuant to this Section B(i) shall be [            ]. Subject to Section C, on the Performance Vesting Date, a number of TSR Performance-Based Units shall become vested equal to the product of (x) the target number of TSR Performance-Based Units eligible to vest pursuant to this Section B(i) multiplied by (y) the TSR Vesting Percentage as of the Performance Measurement Date, rounded down to the nearest whole TSR Performance-Based Unit.

For purposes of the TSR Performance-Based Units, the following definitions shall apply:

The “Peer Group” shall consist of the companies that comprise The NASDAQ-100 Index on the TSR Reference Date; provided, that (i) subject to clause (iii) below, if a member of the Peer Group ceases to be publicly traded for any reason (including, without limitation, due to a merger, acquisition or similar corporate transaction which results in such Peer Group member ceasing to be publicly traded) following the TSR Reference Date and prior to the applicable date on which the TSR Measurement Price is calculated, that member of the Peer Group shall be deleted as a member of the Peer Group and shall not be counted for purposes of the TSR Vesting Percentage and related calculations; (ii) in the event of a merger, acquisition or similar corporate transaction involving a member or members of the Peer Group in which a Peer Group member is the surviving entity and continues to be publicly traded, such surviving entity shall remain a Peer Group member; and (iii) if a member of the Peer Group becomes bankrupt following the TSR Reference Date and prior to the applicable date on which the TSR Measurement Price is calculated, that member of the Peer Group shall remain a member of the Peer Group and shall be attributed a Total Shareholder Return of -100% for purposes of the TSR Vesting Percentage and related calculations (even if such member of the Peer Group ceases to be publicly traded upon or following its bankruptcy).

The “Percentile Rank” of the Company’s Total Shareholder Return is defined as the percentage of the Peer Group companies’ returns falling at or below the Company’s Total Shareholder Return. The formula for calculating the Percentile Rank is as follows:

Percentile Rank = (N - R + 1) ÷ N × 100

Where:

N =    total number of companies in the Peer Group

R =    the numeric rank of the Company’s Total Shareholder Return relative to the Peer Group, where the highest Total Shareholder Return in the Peer Group is ranked number 1

The Percentile Rank shall be rounded to the nearest whole percentage, with (0.5) rounded up.

To illustrate, if the Company’s Total Shareholder Return is the 25th highest in a Peer Group comprised of 100 companies, its Percentile Rank would be 76. The calculation is (100 - 25 + 1) ÷ 100 × 100 = 76.

“Total Shareholder Return” as of a given date means the percentage change in the value of the Common Stock or the common stock of a Peer Group company, as applicable, from the TSR Reference Price to the TSR Measurement Price on such date.

“TSR Measurement Price” as of a given date means the average of the closing prices of the Common Stock or the common stock of a Peer Group company, as applicable, for each of the 30 trading days ending on (and including) such date. For purposes of calculating the TSR Vesting Percentage, the given date for the definition of TSR Measurement Price will be the Performance Measurement Date, except as otherwise required as provided in Section C of this Annex A. For purposes of determining the TSR Measurement Price, the value of dividends and other distributions will be treated as having been reinvested in additional shares of Common Stock or the common stock of a Peer Group company, as applicable, on the ex-dividend date. In addition, for purposes of determining the TSR Measurement Price, the Committee may make equitable and proportionate adjustments if and to the extent necessary to address the impact of stock splits or similar changes in capitalization.

“TSR Reference Date” shall mean [    ], 2022.

“TSR Reference Price” means the average of the closing prices of the Common Stock or the common stock of a Peer Group company, as applicable, for each of the 30 trading days ending on (and including) the TSR Reference Date. For purposes of determining the TSR Reference Price, the value of dividends and other distributions will be treated as having been reinvested in additional shares of Common Stock or the common stock of a Peer Group company, as applicable, on the ex-dividend date. In addition, for purposes of determining the TSR Reference Price, the Committee may make equitable and proportionate adjustments if and to the extent necessary to address the impact of stock splits or similar changes in capitalization.

“TSR Vesting Percentage” as of a given date is a function of the Company’s Percentile Rank among the Peer Group calculated as of such date, determined by reference to the following table:

Percentile Rank	TSR Vesting Percentage
Less than 40th Percentile	0%
40th Percentile	50%
50th Percentile	100%
75th Percentile or greater	200%

In the event that the Percentile Rank is less than 40th Percentile, the TSR Vesting Percentage shall be zero percent (0%). In the event that the Percentile Rank falls between any of the values listed in the table above, the TSR Vesting Percentage shall be based on a straight line interpolation between such two values.

(ii)    Recurrent Consumer Spending Performance-Based Units. The target number of Recurrent Consumer Spending Performance-Based Units that shall be eligible to vest pursuant to this Section B(ii) shall be [            ], and the maximum number of Recurrent Consumer Spending Performance-Based Units that shall be eligible to vest pursuant to this Section B(ii) shall be [            ]. Subject to Section C, on the Performance Vesting Date, a number of Recurrent Consumer Spending Performance-Based Units shall become vested equal to the product of (x) the target number of Recurrent Consumer Spending Performance-Based Units in such vesting tranche multiplied by (y) the Recurrent Consumer Spending Vesting Percentage as of the Performance Measurement Date, rounded down to the nearest whole Recurrent Consumer Spending Performance-Based Unit.

For purposes of the Recurrent Consumer Spending Performance-Based Units, the following definitions shall apply:

“Recurrent Consumer Spending” as of a given date shall mean certain net bookings generated by the Company calculated on a basis consistent with how the Company calculates recurrent consumer spending for its management reporting. For the avoidance of doubt, Recurrent Consumer Spending may generally include, without limitation, the sale of virtual currency, add-on content, microtransactions, NFTs, game related subscriptions offered directly by the Company and/or its subsidiaries and similar items, but would not include full-game digital downloads.

“Recurrent Consumer Spending Vesting Percentage” is a function of the Company’s Recurrent Consumer Spending and is determined by reference to the following tables. The first table measures the percentage change between Recurrent Consumer Spending for the fiscal year ended March 31, 2022 and the three-year average Recurrent Consumer Spending for the fiscal years ending March 31, 2023, March 31, 2024 and March 31, 2025, while the second table measures three-year average Recurrent Consumer Spending for the fiscal years ending March 31, 2023, March 31, 2024 and March 31, 2025 as a percentage of three-year average total net bookings for the fiscal years ending March 31, 2023, March 31, 2024 and March 31, 2025, and reflects a Relative Recurrent Consumer Spending Vesting Percentage. For the avoidance of doubt, the Recurrent Consumer Spending Vesting Percentage shall be equal to either the Absolute Recurrent Consumer Spending Vesting Percentage or the Relative Recurrent Consumer Spending Vesting Percentage, whichever is greater.

Absolute Recurrent Consumer Spending Growth (during the relevant measurement period)	Absolute Recurrent Consumer Spending Vesting Percentage
Less than 3%	0%
3%	50%
6%	100%
9% or greater	200%

In the event that the Absolute Recurrent Consumer Spending Growth is less than 3%, the Absolute Recurrent Consumer Spending Vesting Percentage shall be zero percent (0%). In the event that the Absolute Recurrent Consumer Spending Growth falls between any of the values listed in the table above, the Absolute Recurrent Consumer Spending Vesting Percentage shall be based on a straight line interpolation between such two values.

Relative Recurrent Consumer Spending (as a percentage of three-year average total net bookings)	Relative Recurrent Consumer Spending Vesting Percentage
Less than 45%	0%
45%	50%
50%	100%
55% or greater	200%

In the event that the Relative Recurrent Consumer Spending Growth is less than 45%, the Relative Recurrent Consumer Spending Vesting Percentage shall be zero percent (0%). In the event that the Relative Recurrent Consumer Spending Growth falls between any of the values listed in the table above, the Relative Recurrent Consumer Spending Vesting Percentage shall be based on a straight line interpolation between such two values.

C.    Qualifying Termination; Change in Control.

(i)    Termination. In the event of a Qualifying Termination prior to the earlier of (x) the Vesting Date or (y) a Change in Control (as defined in the Management Agreement): (a) the effective date of such Qualifying Termination shall serve as the Time Vesting Date for all Time-Based Units hereunder, and all such Time-Based Units shall vest as of such date; (b) the effective date of such Qualifying Termination shall serve as the Performance Vesting Date for all TSR Performance-Based Units hereunder and the given date for purposes of the TSR Measurement Price, and the number of such TSR Performance-Based Units that shall vest as of such date shall be calculated in accordance with Section B(i) above based upon the Percentile Rank through the effective date of such Qualifying Termination; and (c) the effective date of such Qualifying Termination shall serve as the Performance Vesting Date for all Recurrent Consumer Spending Performance-Based Units hereunder, and the target number of such Recurrent Consumer Spending Performance-Based Units (as set forth in Section B(ii)) shall vest as of such date without regard to the application of the Applicable Vesting Percentage.

(ii)    Change in Control. If a Change in Control occurs while the Management Agreement remains in effect, in any case prior to the earlier of (x) the Vesting Date or (y) a Qualifying Termination, all Time-Based Units and the target number of Performance-Based Units (as set forth in Sections B(i) and B(ii) as applicable) shall remain eligible to vest and shall vest (without regard to the application of the Applicable Vesting Percentage, in the case of Performance-Based Units), in each case, as of the earlier of (a) a Qualifying Termination or (b) the Vesting Date. Each Restricted Unit that remains eligible to vest following a Change in Control pursuant to the foregoing sentence shall be referred to as a “Vesting-Eligible Unit.” Upon the occurrence of a Change in Control, each Vesting-Eligible Unit shall be converted into an amount in cash equal to the Market Value (as defined in the Management Agreement) of the consideration payable in the Change in Control in respect of each such Vesting-Eligible Unit, and such consideration shall be paid to the Participant promptly following the satisfaction of the vesting conditions set forth in this Section C(ii) (i.e., in full on the Vesting Date, or if earlier, upon a Qualifying Termination), and shall automatically be forfeited and shall revert back to the Company if such vesting conditions are not satisfied.

D.    Forfeiture.

(i)    Any Restricted Units that have not vested as of the termination of the Management Agreement for any reason other than a Qualifying Termination shall automatically be forfeited and shall revert back to the Company without compensation to the Participant.

(ii)    Any Performance-Based Units that (x) have not vested as of the earlier of (a) the Vesting Date or (b) the effective date of a Qualifying Termination, or (y) do not become Vesting-Eligible Units upon the occurrence of a Change in Control (i.e., any Performance-Based Units above the target numbers set forth in Sections B(i) and B(ii) as applicable), shall automatically be forfeited and shall revert back to the Company without compensation to the Participant.

E.    Settlement. Subject to the last sentence of Section C(ii), upon vesting pursuant to Sections A, B, and C, the Company shall deliver to the Participant an amount in cash having a value equal to the aggregate value of a number of Shares equal to the number of Restricted Units vesting on such date, based on the closing price of the Shares on such settlement date on the principal national securities exchange on which the Shares are traded on such date (or if the Shares are not traded on such date, the immediately preceding trading day), provided that the Participant has satisfied any tax withholding obligations as described in this Agreement. Notwithstanding anything herein to the contrary, but subject to the last sentence of Section C(ii), each Restricted Unit (including any amount provided for pursuant to Section 1(a) of the Agreement) may, at the election of the Company, be settled in Shares issued pursuant to the Plan (subject to any required delay in issuance as required under the Plan). To the extent any Shares become deliverable to the Participant hereunder the Participant shall be deemed the beneficial owner of any Share issued upon settlement of a Restricted Unit at the close of business on any settlement date and shall be entitled to any dividend or distribution that has not already been made with respect to such Share if the record date for such dividend or distribution is after the close of business on such settlement date, and the Company shall promptly issue and deliver, unless the Company is using a book entry or similar method pursuant to Section 6 of the Agreement (in which case the Company shall upon request promptly issue and deliver upon the Participant’s request), to the Participant a new stock certificate registered in the name of the Participant for any Shares issued upon settlement of Restricted Units and deliver to the Participant such Shares, in each case free of all liens, claims and other encumbrances (other than those created by the Participant).

F.    Other Definitions.

“Applicable Vesting Percentage” means (i) with respect to TSR Performance-Based Units, the TSR Vesting Percentage, and (ii) with respect to Recurrent Consumer Spending Performance-Based Units, the Recurrent Consumer Spending Vesting Percentage.

“Performance Measurement Date” shall mean [    ], 2025.

“Performance Vesting Date” shall mean [    ], 2025.

“Qualifying Termination” means (i) a termination of the Management Agreement by the Company without Cause (as defined in the Management Agreement), including any termination by the Company (other than for Cause) in connection with a Change in Control, or by ZelnickMedia or its assignee for Good Reason (as defined in the Management Agreement) or (ii) the failure of the Company and ZelnickMedia to enter into a new management agreement, on terms substantially similar in the aggregate to the terms of the Management Agreement, upon the expiration of the Initial Term (as defined therein) or to otherwise agree to extend the Initial Term.

“Time-Based Vesting Commencement Date” shall mean [    ], 2022.

“Vesting Date” shall mean, as context requires, one or more Time Vesting Dates and/or the Performance Vesting Date.

ANNEX A

Clawback Policy

Recovery of Improperly-Awarded Incentive Compensation

The Company will use commercially reasonable efforts to implement the following policy through the insertion of contractual provisions in new agreements with applicable employees and through any amendments that may be entered into after the date of the adoption of this policy on November 12, 2010 to existing agreements with Executives (as defined below).

The Board may require the reimbursement of any bonus or incentive compensation awarded to an Executive and/or effect the cancellation of unvested restricted stock or outstanding stock option awards previously granted to an Executive, in each case, on or after the adoption of this policy on November 12, 2010, but in no event more than four years after the award of such compensation where: (1) the payment was predicated upon achieving certain financial results that were subsequently determined to have been erroneously reported; (2) the Board determines that the Executive engaged in knowing or intentional fraudulent or illegal conduct that caused or substantially caused such erroneous reporting to have occurred; and (3) a lower payment would have been made to the Executive based upon the corrected financial results. In each instance, the Board may, to the extent practicable under applicable law, seek to recover from such Executive on or after the adoption of this policy any amount that was subsequently reduced due to the correction of erroneous reporting and/or effect the cancellation of outstanding restricted stock or stock option awards previously granted to such Executive on or after the date of the adoption of this policy in the amount by which such Executive’s bonus or incentive payments for the relevant period exceeded the lower payment that would have been made based on the corrected financial results.

The Board shall render a determination pursuant to this policy in each instance where both an erroneous report of financial results has affected the size of a bonus or incentive compensation awarded to an Executive, and where the Board is aware of credible evidence that the Executive may have engaged in such fraudulent or illegal conduct. In determining whether to recover a payment, the Board shall take into account such considerations as it deems appropriate, including, without limitation, whether the assertion of a claim against the Executive could violate applicable law or prejudice the Company’s overall interests and whether other penalties or punishments are being imposed on the Executives, including by third parties, such as law enforcement agencies, regulators or other authorities. The Board shall have sole discretion in determining whether an Executive’s conduct has or has not met any particular standard of conduct under law of Company policy. Any recovery under this policy may be in addition to any other remedies that may be available to the Company under applicable law, including disciplinary actions up to and including termination of employment.

For purposes of this policy, the term “Executive” means an “executive officer” as defined in Rule 3b-7 of the Securities Exchange Act of 1934. The right of the Board to assert a recovery claim under this policy shall not survive the occurrence of a change in control of the Company as defined in the relevant incentive compensation plan. This policy shall apply in addition to any right of recovery against the Chief Executive Officer and the Chief Financial Officer under Section 304 of the Sarbanes-Oxley Act of 2002. The Board may delegate one or more of the duties or powers described in this policy to one or more committees of the Board consisting of solely independent directors.